                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             U.S. TRUST CORPORATION
                (Name of Registrant as Specified in Its Charter)

                             U.S. TRUST CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------

- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                U.S. TRUST CORPORATION
                114 WEST 47TH STREET, NEW YORK, NEW YORK 10036
                (212) 852-1000

                NOTICE OF
                ANNUAL MEETING
                OF SHAREHOLDERS
                APRIL 26, 1994

                The Annual Meeting of Shareholders of U.S. Trust Corporation (the "Corporation") will be held on Tuesday, April 26, 1994 at 10 A.M., New York time, at the office of United States Trust Company of New York (the "Trust Company"), 114 West 47th Street, New York, New York, in the Auditorium on the first floor, for the following purposes:

                1 To elect nine directors, seven to hold office for a term of three years, one to hold office for a term of two years, one to hold office for a term of one year, and, in each case, until their successors have been elected and qualified;

                2 To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand as independent auditors for the Corporation and its consolidated subsidiaries for the year 1994;

                3 To consider and act upon a proposal to approve the assumption by the Corporation of certain employee benefit plans of the Trust Company;

                4 To consider and act upon a proposal to amend the 1989 Stock Compensation Plan;

                5 To consider and act upon a proposal to amend the 1988 Long-Term Plan and the Long-Term Plan;

                6 To consider and act upon a proposal to approve the amended Board Members' Deferred Compensation Plan; and

                7 To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

                Only shareholders of record at the close of business on March 8, 1994 are entitled to notice of and to vote at the meeting and at any adjournment thereof.

                Dated: March 11, 1994

                Carol A. Strickland
                Secretary

                SHAREHOLDERS ARE REQUESTED TO MARK,
                SIGN, DATE AND RETURN THE PROXY
                SUBMITTED HEREWITH IN THE RETURN
                ENVELOPE PROVIDED. THE GIVING OF
                SUCH PROXY WILL NOT AFFECT A
                SHAREHOLDER'S RIGHT TO REVOKE SUCH
                PROXY OR TO VOTE IN PERSON SHOULD
                THE SHAREHOLDER LATER DECIDE TO
                ATTEND THE MEETING.

U.S. TRUST CORPORATION

Proxy
Statement

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Trust Corporation (the "Corporation") to be used at the Annual Meeting of Shareholders (the "Meeting") of the Corporation and at any adjournment thereof. The Meeting will be held on April 26, 1994, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shares represented by properly executed proxies, if such proxies are received in time for the Meeting and are not revoked, will be voted at the Meeting in accordance with the instructions thereon, or if no instructions are given, such shares will be voted as follows: for the election of directors, for the ratification of the appointment of the Corporation's independent auditors, for the assumption by the Corporation of certain employee benefit plans, for the amendments to the 1989 Stock Compensation Plan, for the amendments to the Predecessor Performance Plans, for the approval of the amended Board Members' Deferred Compensation Plan, and in the discretion of the proxies on any other matters to come before the Meeting. A proxy may be revoked by a shareholder at any time prior to the time the shares are actually voted. Proxies may be revoked either by written notice to the Corporation, by submission of a subsequent proxy or by voting in person at the Meeting.

The approximate date on which this proxy statement and the accompanying form of proxy are being sent to shareholders is March 11, 1994. This proxy statement is accompanied by the Corporation's 1993 Annual Report to Shareholders.

The Board of Directors has fixed the close of business on March 8, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date, there were 9,373,930 Common Shares of the Corporation outstanding and entitled to be voted at the Meeting.

PRINCIPAL SHAREHOLDERS

The following table contains information concerning (i) those persons known to management of the Corporation to be the beneficial owners of more than 5% of the Corporation's outstanding Common Shares, and (ii) the beneficial ownership of the Corporation's outstanding Common

Shares by United States Trust Company of New York (a wholly-owned subsidiary of the Corporation) and its affiliates as of the close of business on February 28, 1994:

                                                                  AMOUNT AND
                                                                  NATURE OF
                                NAME AND ADDRESS                  BENEFICIAL             PERCENT
   TITLE OF CLASS             OF BENEFICIAL OWNER                 OWNERSHIP              OF CLASS
- -------------------------------------------------------------------------------------------------
Common Shares           Employees' 401(k) Plan and ESOP    1,304,606 shares (in a       13.89
(par value              of United States Trust Company     fiduciary capacity)(1)
$1 per share)           of New York and Affiliated
                        Companies
                        114 West 47th Street
                        New York, New York 10036

                        GeoCapital Corporation             637,450 shares               6.79
                        767 Fifth Avenue                   (with sole dispositive
                        New York, New York 10153           power)(2)

                        United States Trust Company        307,722 shares (in           3.28
                        of New York and Affiliated         fiduciary and agency
                        Companies                          capacities)(3)
                        114 West 47th Street
                        New York, New York 10036
- ------------------------------------------------------------------------------------------------

(1) These shares consist of 959,232 shares allocated to the individual accounts of participants in the Employees' 401(k) Plan and ESOP (the "Plan"), who have voting and dispositive power over such shares, and 345,374 shares which have not been allocated to participant accounts, as to which shares United States Trust Company of New York (the "Trust Company"), as Trustee of the Plan, may be deemed to have voting and dispositive power.

(2) Information herein with respect to GeoCapital Corporation ("GCC") has been obtained from GCC's filings with the Securities and Exchange Commission pursuant to Section 13(g) of the Securities Exchange Act of 1934 by GCC, a registered investment advisor, and Barry K. Fingerhut and Irwin Lieber, by reason of their ownership interest in GCC. Such filing further discloses that the shares were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Corporation and were not acquired in connection with or as a participant in any transaction having such purpose or effect.

(3) The Trust Company and its affiliates, including the Corporation (together "U.S. Trust"), have sole voting power as to 16,171 of such shares, shared voting power as to 42,002 of such shares, sole dispositive power as to 164,742 of such shares and shared dispositive power as to 142,980 of such shares. The 345,374 shares held in the Plan which have not been allocated to participant accounts as described in footnote 1, and as to which U.S. Trust may have sole voting and dispositive power, are not included. As a matter of policy, U.S. Trust votes shares held in an agency capacity only as directed by its customers, and where it holds shares as a co-fiduciary, votes such shares as directed by the other co-fiduciaries. Shares held by U.S. Trust as sole fiduciary are not voted unless specific voting instructions are given by a donor or beneficiary pursuant to the governing trust instrument.

Other than as set forth above, management of the Corporation is aware of no person who, on the record date, was the beneficial owner of more than 5% of the Corporation's outstanding Common Shares. The total number of the Corporation's Common Shares beneficially owned by all directors and executive officers of the Corporation as a group amounted to 836,374 shares (approximately 7.97% of the Corporation's outstanding Common Shares) as of February 28, 1994.*

VOTES REQUIRED

Each of the Corporation's Common Shares is entitled to one vote upon each matter to come before the Meeting. The election of directors is by a plurality of the votes cast. Ratification of the appointment of the Corporation's independent auditors requires the affirmative vote of a majority of the votes cast. The assumption by the Corporation of certain employee benefit plans of the Trust Company, the amendments to the 1989 Stock Compensation Plan and Predecessor Performance Plans and the approval of the amended Board Members' Deferred Compensation Plan each require the affirmative vote of a majority of the outstanding shares (abstentions will thus be the equivalent of negative votes on these proposals.)

I ELECTION OF DIRECTORS

Nine directors of the Corporation are to be elected at the Meeting, seven to serve until the annual meeting of shareholders in 1997, one to serve until the annual meeting of shareholders in 1996, one to serve until the annual meeting of shareholders in 1995, and, in each case, to serve until their successors have been elected and qualified.

The Corporation anticipates that the nominees named herein will be available for election, but if any nominee should be unable to serve, shares represented by proxies will be voted for an additional nominee to be designated by the Board of Directors unless the Board reduces the number of directors. All of the nominees are now directors of the Corporation and, with the exception of Dr. Baum and Ms. Wooden, previously were elected by the shareholders. All directors of the Corporation are trustees of the Trust Company and serve parallel terms on both Boards.

The following table contains information as to the nominees for election as directors of the Corporation and as to directors who will continue in office, including name, age, principal occupation, selected biographical information, all other positions and offices, if any, held by each of them with the Corporation and the Trust Company, and, under the heading "Number of Shares Owned," the number of Common Shares of the Corporation beneficially owned by each of them as of February 28, 1994 (in each case, other than Mr. Munn, such number represented less than 1% of the Corporation's outstanding Common Shares). The table also shows the year since which each nominee and each continuing director has been continuously a director of the Corporation or, in the case of directors who have been directors of the Corporation continuously since the acquisition by the Corporation of the outstanding Capital Stock of the Trust Company, a trustee of the Trust Company:

- ---------------

* Includes shares subject to stock options exercisable within 60 days of February 28, 1994, and shares attributable to deferred awards under the 1989 Stock Compensation Plan and Predecessor Performance Plans.

Nominees

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
TERM EXPIRES IN 1997
Peter O. Crisp                  (61)   General Partner of Venrock       1992           700
                                       Associates (venture capital
                                       limited partnership)

Mr. Crisp has been general partner of Venrock Associates since 1969. He is also a director of Apple Computer, Inc., American Superconductor Corporation, Evans & Sutherland Computer
Corp., Long Island Lighting Company, Inc., Thermedics Inc., Thermo Electron Corp., Thermo
Power Corporation and ThermoTrex Corp. Mr. Crisp serves as a member of the Board of Managers of Memorial Sloan-Kettering Cancer Center, Memorial Hospital for Cancer and Allied Diseases
and Sloan-Kettering Institute for Cancer Research. He is a trustee of North Shore University
Hospital and of the Teagle Foundation.

Daniel P. Davison               (69)   Retired Chairman of the Board    1979        48,095  (3)
                                       of the Corporation and the
                                       Trust Company

Mr. Davison was chairman of the board of Christie, Manson & Woods International, Inc. from
February 1990 to January 1, 1994. He served as president of the Corporation and the Trust
Company from the spring of 1979 until June 1, 1986, as chief executive officer from January
1, 1981 through January 1990 and as chairman of the board from February 1, 1982 until his retirement in February 1990. Prior to joining U.S. Trust, he was associated with Morgan
Guaranty Trust Company for 23 years, serving as corporate secretary, general manager of its
London office and, in his final position, as executive vice president in charge of the
National Bank Division. Mr. Davison is also a director of The Atlantic Companies, Burlington
Northern, Inc., Christies International, plc and Prime Property Inc. He is a trustee and treasurer of the Winston Churchill Foundation of the United States, Ltd. and of the Florence
Gould Foundation. Mr. Davison is also vice chairman of The Nature Conservancy and trustee of
The Cooper Union for the Advancement of Science and Art.

Antonia M. Grumbach             (50)   Partner in Patterson,            1991         1,300
                                       Belknap, Webb & Tyler (law
                                       firm)

Ms. Grumbach joined the law firm of Patterson, Belknap, Webb & Tyler in 1971 and became a partner of the firm in 1979. She is currently serving as managing partner of the firm. She is vice chairman of the board of trustees of Teachers College, Columbia University, and a trustee of Milton Academy, the Sister Fund and the William T. Grant Foundation. Ms. Grumbach
also serves as a director of The Henfield Foundation and served as an initial member of the
Board of Advisors of the New York University program on philanthropy and the law.

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
Frederic C. Hamilton            (66)   Chairman of the Board,           1972        30,825
                                       President and Chief Executive
                                       Officer of Hamilton Oil
                                       Company, Inc. (international
                                       petroleum company)

Mr. Hamilton serves as chairman of the board, president and chief executive officer of
Hamilton Oil Company, Inc., chairman of the board of BHP Petroleum, and chairman of the board of Tejas Gas Corporation. He is also a director of the American Petroleum Institute and a member of the National Petroleum Council. Mr. Hamilton is chairman of the Denver Art
Museum Foundation and a trustee of the Denver Art Museum, the Boys' Club Foundation and the
Boy Scouts of America Denver Area Council.

Peter L. Malkin                 (60)   Chairman of Wien, Malkin &       1992         1,200
                                       Bettex (law firm)

Mr. Malkin joined the predecessor law firm of Wien, Malkin & Bettex in 1958 and became a partner in the firm in 1962. He is also chairman of W & M Properties, Inc. and is a general partner in the ownership of several New York City buildings, including the Empire
State Building, the Graybar Building, the Lincoln Building, 1185 Avenue of the Americas, and
One Penn Plaza. Mr. Malkin is founding chairman of the Grand Central Partnership and of the
34th Street Partnership, a director of the New York City Chamber of Commerce & Industry, a
member of the New York City Partnership, a member of the Board of Overseers of Harvard
College and a director and member of the Executive Committee of Lincoln Center for the
Performing Arts.

Jeffrey S. Maurer               (46)   President of the Corporation     1989        20,277(3)(4)(5)
                                       and the Trust Company

Mr. Maurer joined the Trust Company in 1970 and was made manager of the Asset Management and
Private Banking Group in 1988. He was elected senior vice president in November 1980, executive vice president in May 1986 and president effective February 1990. Mr. Maurer is a trustee of Alfred University, a director and treasurer of The Children's Health Fund, a director of The Hebrew Home for the Aged, a member of the Advisory Board of The Salvation
Army of Greater New York and chairman of the Commerce and Industry Division of the Greater
New York Israel Bond Campaign.

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
Richard F. Tucker               (67)   Retired Vice Chairman of the     1983         3,325
                                       Board of Mobil Corporation
                                       (petroleum and chemicals)

Mr. Tucker joined Mobil Corporation in 1961 and retired as vice chairman in May 1991. He was a director of Mobil from 1971, and president and chief operating officer of Mobil Oil
Corporation from 1986 until his retirement. Mr. Tucker is also a director of The
Perkin-Elmer Corporation. He is trustee emeritus of Cornell University and a life member of the Board of Overseers of Cornell Medical College. He is also a trustee of the Aldrich
Museum of Contemporary Art, The Teagle Foundation and the Norwalk Hospital. Mr. Tucker is a
member of the National Academy of Engineering, The Council on Foreign Relations, Inc. and
the Woods Hole Oceanographic Institution.

TERM EXPIRES IN 1996
Eleanor Baum                    (54)   Dean of Engineering at The       1994           300
                                       Cooper Union for the
                                       Advancement of Science & Art

Dr. Baum became dean of engineering at Cooper Union in 1987. Prior to that, she was dean of
Pratt Institute in Brooklyn and worked as an engineer at Sperry Rand Corp. and General
Instrument Corp. Dr. Baum is also a director of Allegheny Power Systems. She is on the board of trustees of the Accreditation Board for Engineering & Technology, is a commissioner of the Engineering Workforce Commission and is executive director of the Cooper Union Research
Foundation.

TERM EXPIRES IN 1995
Ruth A. Wooden                  (47)   President & Chief Executive      1994           200
                                       Officer of The Advertising
                                       Council, Inc. (not-for-profit
                                       public service advertising)

Ms. Wooden became president and chief executive officer of The Advertising Council in August
1987. Prior to that, she was with NW Ayer, Inc. for eleven years. Ms. Wooden serves as a trustee of The Edna McConnell Clark Foundation and of St. Luke's Roosevelt Hospital Center.
She is vice chair of CARE, USA, director of the National Elementary School Center and an advisor to the Columbia Health Sciences Advisory Council and the Columbia University School
of Public Health Advisory Council.

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
Directors Continuing In Office
TERM EXPIRES IN 1996
Philippe de Montebello          (57)   Director of the Metropolitan     1983           800
                                       Museum of Art

Mr. de Montebello has been associated with the Metropolitan Museum of Art since 1963, serving as associate curator for European paintings from 1963 to 1969, vice director for curatorial and educational affairs from 1974 to 1977 and as director since 1978. In the interim of his duties at the Metropolitan, Mr. de Montebello served as director of the
Museum of Fine Arts in Houston from 1969 to 1974. He is a member of the Advisory Board of the Skowhegan School of Painting and Sculpture and the Columbia University Advisory
Council-Departments of Art History and Archaeology. Mr. de Montebello is a trustee of the
New York University Institute of Fine Arts and the American Federation of Arts.

Edwin D. Etherington            (69)   President Emeritus of           1969*         8,150
                                       Wesleyan University

Mr. Etherington was president and chief executive officer of the American Stock Exchange from 1962 to 1966 and president of Wesleyan University from 1966 to 1970. Earlier, after practicing law in Washington D.C. and New York City, he was vice president of the New York
Stock Exchange and, subsequently, a general partner of Pershing & Co. Mr. Etherington was president (1971) and chairman (1972) of the National Center for Voluntary Action and for two
years was chairman of the National Advertising Review Board. He is a director of Automatic
Data Processing, Inc. and a trustee of The Schumann Foundation. He also serves as honorary chairman of the Lymes' Youth Service Bureau.

Donald M. Roberts               (58)   Vice Chairman of the Board       1986        31,917(3)(4)(5)
                                       and Treasurer of the
                                       Corporation and the Trust
                                       Company

Mr. Roberts was elected treasurer in January 1989 and vice chairman effective February 1,
1990. He is head of the Trust Company's Institutional Services Group. Prior to joining
U.S. Trust in 1979, he was associated with Citibank for 22 years serving as senior vice president from 1974 to 1979. Mr. Roberts is also a director of York International
Corporation, Burlington Resources, Inc. and the New York Road Runners Club, Inc. He is
president of the Board of Trustees of St. Bernard's School, a trustee of the YWCA of New
York City and a member of The Bridge Fund Advisory Board.

- ---------------
* Mr. Etherington resigned as a director of the Corporation and trustee of the Trust Company for health reasons on March 1, 1986. He was re-elected to both Boards on September 27, 1988.



                                      hffl

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
John Hoyt Stookey               (64)   Chairman of Quantum Chemical     1989           800
                                       Corporation (petrochemicals
                                       and propane)

Mr. Stookey served as president of Quantum Chemical from 1975 to 1993 when Quantum was acquired by Hanson Industries, Inc. He continues as chairman of the board of Quantum, a position he has held since 1986. As Chairman of Quantum, Mr. Stookey served from 1989 to
1993 as an executive officer of Petrolane Incorporated, Petrolane Finance Corp. and QJV
Corp., affiliates of Quantum, which companies were reorganized on July 15, 1993 under the
U.S. Bankruptcy Code. Prior to joining Quantum, Mr. Stookey was president of Wallace Clark
Incorporated from 1969 to 1975 and served as the U.S. Representative to both private and public banks in Mexico. He is also a director of AMAX Inc. and Chesapeake Corporation. Mr.
Stookey is the founder and president of The Berkshire Choral Institute, trustee of the
Glimmerglass Opera and trustee emeritus of the Boston Symphony Orchestra. He is a member of the New York Academy of Science.

Robert N. Wilson                (53)   Vice Chairman of the Board of    1991           950
                                       Johnson & Johnson (health
                                       care products)

Mr. Wilson joined Johnson & Johnson in 1964. He was appointed to the Executive Committee in
1983 and was elected to the board of directors in 1986. Mr. Wilson has been vice chairman of the board of directors of Johnson & Johnson since 1989. He is a member of the Board of
Directors of the Pharmaceutical Manufacturers Association, of the Alliance for Aging
Research and The Georgetown College Foundation, Inc. He also serves as a trustee of the
Museum of American Folk Art and is a member of the Trilateral Commission.

Frederick S. Wonham             (62)   Vice Chairman of the Board of    1986        30,404(3)(4)(5)
                                       the Corporation and the Trust
                                       Company

Mr. Wonham joined the Trust Company in 1979 as a senior vice president, and was head of the
Personal Asset Management Division until 1982, when he was elected executive vice president and appointed manager of the Planning, Administration and Computer Services Group.
He was elected vice chairman effective February 1990 and is head of the Funds Services
Group. Between 1974 and 1978, Mr. Wonham was associated with White Weld and Co.,
Incorporated serving as president and chief operating officer from 1975 through 1978.
Earlier, he was associated with G.H. Walker & Co., Incorporated for 19 years, serving as president and chief executive officer from 1971 to 1974. Mr. Wonham is a trustee of the
Provident Loan Society.

TERM EXPIRES IN 1995
Samuel C. Butler                (64)   Partner in Cravath, Swaine &     1972         7,562(6)
                                       Moore (law firm)

Mr. Butler joined the law firm of Cravath, Swaine & Moore in 1956 and was elected a partner of the firm in 1960. He is also a director of Ashland Oil, Inc., Millipore Corporation and
GEICO Corporation. Mr. Butler is a trustee of the New York Public Library and of the Culver
Educational Foundation.

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
Paul W. Douglas                 (67)   Retired Chairman of the Board    1978         1,837
                                       of The Pittston Company (coal
                                       mining, transportation and
                                       security services)

Mr. Douglas retired as chairman of the board and chief executive officer of The Pittston
Company in September 1991. Prior to joining Pittston in January 1984, he had been associated with Freeport-McMoRan Inc. following the merger of Freeport Minerals Company and McMoRan
Oil and Gas Company in April 1981. Formerly, he was director of the internal finance section of the ECA Mission to France. Mr. Douglas is also a director of Holmes Protection Group,
Inc., MacMillan Bloedel Limited of Vancouver, B.C., New York Life Insurance Company, Phelps
Dodge Corporation and Philip Morris Companies, Inc. He is a member of The Council on Foreign
Relations, Inc. and a trustee of The International Center for the Disabled and of St.
Luke's-Roosevelt Hospital.

Orson D. Munn                   (69)   Chairman and Director of         1982       160,200(7)
                                       Munn, Bernhard & Associates,
                                       Inc. (investment advisory
                                       firm)

Mr. Munn was senior vice president and chief investment officer of Madison Fund, Inc. from
May 1981 through February 1983 and was president of Orson Munn, Inc. from February 1983 until the organization of Munn, Bernhard & Associates, Inc. in November 1990. Previously, he
was president of Piedmont Advisory Corporation and, upon its merger in 1980 with Lexington
Management Corporation, performed the duties of vice chairman and chief investment officer.
Earlier, Mr. Munn was associated with Wood Walker & Co. for 20 years, serving as chief executive officer of the company from 1972 to 1974. Mr. Munn is a trustee of the Waterfowl
Research Foundation and is a former member of the Financial Advisory Committee of the Garden
Club of America, a former trustee of the Village of Southampton and a former director of numerous charities.

H. Marshall Schwarz             (57)   Chairman of the Board and        1977        29,625(4)(5)
                                       Chief Executive Officer of
                                       the Corporation and the Trust
                                       Company

Mr. Schwarz joined the Trust Company in 1967 after a seven-year association with Morgan
Stanley & Co. In 1972, he was elected a senior vice president and head of the Banking
Division. He was elected executive vice president and chief operating officer of the Trust
Company's Bank Group in 1977 and chief operating officer of the Asset Management Group in
1979. Mr Schwarz served as president of the Corporation and the Trust Company from June 1986 through January 1990 and became chairman and chief executive officer effective February 1,
1990. He is also a director of Atlantic Mutual Companies and Bowne & Co., Inc. Mr. Schwarz
is chairman of the board of the American Red Cross in Greater New York and a director of the
United Way of New York City. He is a trustee of Teachers College-Columbia University, Milton
Academy, the Camille and Henry Dreyfus Foundation, Inc. and The Boys' Club of New York.

                                                                       FIRST      NUMBER OF
                                         PRINCIPAL OCCUPATION AND      BECAME      SHARES
            NAME               (AGE)        BUSINESS EXPERIENCE       DIRECTOR   OWNED(1)(2)
- --------------------------------------------------------------------------------------------
Philip L. Smith                 (60)   Chairman of the Board and        1987           800
                                       Director of the Golden Cat
                                       Corporation (manufacturer of
                                       cat litter and related
                                       products)

Mr. Smith has been chairman of the board and director of the Golden Cat Corporation since
November 1990. He was chairman of the board, president and chief executive officer of The
Pillsbury Company from August 1988 through January 1989. Formerly, he had been associated with General Foods Corporation for over 20 years, serving in his final position as chairman of General Foods and director of Philip Morris Companies, Inc. Mr. Smith is also a director of Whirlpool Corporation and Ecolab Corporation.

Frederick B. Taylor             (52)   Vice Chairman of the Board       1989        28,457(3)(4)(5)(8)
                                       and Chief Investment Officer
                                       of the Corporation and the
                                       Trust Company

Mr. Taylor joined the Trust Company in 1966. In 1980, he was elected a senior vice president and, in 1986, he was elected an executive vice president of the Corporation and chairman,
Investment Policy of the Trust Company. Mr. Taylor was elected vice chairman and chief investment officer effective February 1990. He is a member of the New York Society of
Security Analysts and the Association for Investment Management and Research. Mr. Taylor
serves on the board of counselors of White Plains Hospital and on the senior advisory board of the New York Chapter of the Arthritis Foundation.

Carroll L. Wainwright, Jr.      (68)   Consulting Partner in            1981         3,600(3)
                                       Milbank, Tweed, Hadley &
                                       McCloy (law firm)

Mr. Wainwright joined the law firm of Milbank, Tweed, Hadley & McCloy in 1952. After serving as assistant counsel to the Governor of New York from 1959 through 1960, he returned to the firm, becoming a partner in 1963, a senior partner in 1986 and consulting partner in
1991. Mr. Wainwright is a trustee of the American Museum of Natural History, trustee and vice chairman of The Cooper Union for the Advancement of Science and Art and trustee and former president of The Boys' Club of New York. He is also an adjunct professor at
Washington and Lee University Law School, a trustee of the Edward John Noble Foundation, and member of the Distribution Committee of The New York Community Trust.

- --------------------------------------------------------------------------------------------

(1) Share ownership involves sole voting and dispositive power unless otherwise indicated.

(2) Does not include shares subject to non-employee director stock options exercisable within 60 days of February 28, 1994 as follows: Messrs. Crisp and Malkin each 1,650 shares, Mr. Munn 2,000 shares, Mr. Wilson 4,650 shares and 5,000 shares by each of the other non-employee directors (as defined in the plan) other than Dr. Baum, Mr. Etherington and Ms. Wooden. See "Directors' Compensation."

(3) Includes 3,155 shares owned by Mr. Roberts' daughter, 2,250 shares owned by Mr. Wonham's children, 300 shares owned by Mr. Wainwright's wife, 10,254 shares owned by Mr. Davison's wife,

                                       10
2,500 shares owned by Mr. Maurer's wife, 621 shares held in trust by Mr. Maurer's wife for their children and 3,989 shares owned by Mr. Taylor's wife, with respect to which the director in each case disclaims beneficial ownership.

(4) Does not include shares subject to employee stock options exercisable within 60 days of February 28, 1994 as follows: Mr. Schwarz 57,500 shares, Mr. Maurer 35,000 shares, Mr. Taylor 27,500 shares, Mr. Roberts 25,900 shares and Mr. Wonham 18,500 shares.

(5) Does not include shares attributable to deferred awards under the 1989 Stock Compensation Plan and Predecessor Performance Plans as follows: Mr. Schwarz 71,661 shares, Mr. Maurer 23,117 shares, Mr. Roberts 52,470 shares, Mr. Taylor 6,451 shares and Mr. Wonham 38,501 shares. See "Compensation of Executive Officers."

(6) Includes 1,250 shares held in a trust of which Mr. Butler is trustee and 5,703 shares held in a trust in which he has a beneficial interest.

(7) Represents approximately 1.71% of the Corporation's outstanding Common Shares as of February 28, 1994. Includes 2,700 shares held in a trust of which Mr. Munn is trustee and 149,700 shares held by Munn, Bernhard & Associates, Inc. for clients of the firm (over which the firm has both voting and dispositive power), with respect to which Mr. Munn disclaims beneficial ownership.

(8) Includes 270 shares held in a trust of which Mr. Taylor is sole trustee and in which he has a beneficial interest.

REPORTS OF BENEFICIAL OWNERSHIP

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and rules of the Securities and Exchange Commission (the "Commission") thereunder require the Corporation's directors and officers to file with the Commission reports of their beneficial ownership and changes in beneficial ownership of the Corporation's Common Shares. Personnel of the Corporation generally prepare these reports for the directors and officers on the basis of information furnished by them to such personnel. Based on such information and written representations by the directors and officers that certain reports were not required, the Corporation believes that all reports required by Section 16(a) of the Exchange Act and the rules of the Commission thereunder to be filed by its directors and officers during 1993 were timely filed.

DIRECTORS' AND TRUSTEES' COMMITTEES;
BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Corporation and the Board of Trustees of the Trust Company (the "Board of Trustees") each has, among others, a standing Executive Committee, a standing Audit Committee (in the case of the Trust Company, known as the Examining & Audit Committee) and a standing Compensation and Benefits Committee. The Executive Committees of the Board of Directors and of the Board of Trustees are composed of Mr. Schwarz (the Committee Chairman) and six other Board members, all of whom are appointed annually. The Executive Committees have the power to act for their respective Boards when such Boards are not in session and each Executive Committee also serves as a nominating committee. The Executive Committees will consider nominees for director and trustee recommended by shareholders who submit the names of recommended nominees and supporting reasons for such recommendations in writing to the Secretary of the Corporation or the Trust Company. In addition to Mr. Schwarz, the members of both Executive Committees are currently Messrs. Butler, Davison, Douglas, Etherington, Maurer and Wainwright.

The Audit Committee of the Board of Directors of the Corporation and the Examining and Audit Committee of the Board of Trustees (together, "the Audit Committee") provide the Boards with an independent review of the Corporation's and the Trust Company's accounting policies, the adequacy of financial controls and the reliability of financial information reported to the public. The Audit Committee also conducts examinations of the affairs of the Corporation and the Trust

Company as required by law or as directed by the Boards, supervises the activities of the internal Auditor and reviews the services provided by the independent auditors. (See "Ratification of Appointment of Independent Auditors" for the names of the members of the Audit Committee, who are appointed annually.)

The Compensation and Benefits Committees of the Board of Directors and the Board of Trustees (together, the "Compensation Committee") determine compensation and benefits for officer-trustees, review salary and benefits changes for other senior officers and review employee benefit plans under the Employee Retirement Income Security Act of 1974 and other employee benefit plans. (See "Compensation Committee Interlocks and Insider Participation" below for the names of the members of the Compensation Committee, who are appointed annually.)

During 1993, the Executive Committees of the Board of Directors and Board of Trustees met two times, the Compensation Committee met three times and the Audit Committee met seven times.

Both the Board of Trustees and the Board of Directors held ten meetings in 1993. Other than Mr. Hamilton, no member of the Board of the Corporation or of the Trust Company attended in 1993 fewer than 75% of the aggregate of (1) the total number of meetings of the Boards held during the period for which he or she has been a director or trustee and (2) the total number of meetings held by all committees on which he or she served.

DIRECTORS' COMPENSATION

Each director of the Corporation who is not also an officer of the Corporation or of the Trust Company receives a retainer fee of $15,000 per year and an attendance fee of $1,000 for each meeting attended of the Board of Directors of the Corporation, of the Board of Trustees, of the Executive Committee of each Board and of the committees of the Board of Trustees other than those mentioned below. If the Boards or the Executive Committees of the Corporation and the Trust Company meet on the same day, only one fee is paid to a director-trustee for attendance at both meetings. Under the Stock Plan for Non-Officer Directors, each director of the Corporation who is not also an officer of the Corporation or of the Trust Company receives 100 Common Shares of U.S. Trust Corporation each February as an additional part of his or her annual retainer fee.

The Chairman of the Audit Committee receives an annual retainer of $12,500 and each member of such Committee receives an annual retainer of $10,000. The Chairman of the Compensation Committee receives an annual retainer of $10,000 and each member of such Committee receives an annual retainer of $7,000. All directors and trustees are reimbursed for travel and other out-of-pocket expenses incurred by them in attending board or committee meetings.

Directors who are not also officers of the Corporation or of the Trust Company may defer cash compensation (including meeting attendance fees) for services rendered as directors of the Corporation or trustees of the Trust Company or as members of any Board committee. Interest equivalents are credited to an unfunded directors' deferred compensation account on the last business day of each calendar quarter at the prime rate of the Trust Company then in effect. (See "Approval of Amended Board Deferred Plan" below for a description of the amended and restated Deferred Compensation Plan for Board Members of United States Trust Company of New York and Affiliated Companies under which, effective January 1, 1994, eligible directors would have the same investment options for the crediting of earnings on their deferred compensation as would be available under certain executive compensation plans as proposed to be amended.)

Directors who are not officers of the Corporation or of the Trust Company who retire from the Board at age 72 with 10 or more years of Board service are paid an annual retirement benefit for life equal to the annual retainer as a Board member received in his or her last full year of Board membership. Directors with less than 10 years of service who retire at age 72 and directors with 15 or more years of service who retire prior to age 72 are paid the same annual benefit for the lesser of the number of years he or she served on the Board or for life.

Under the Stock Option Plan for Non-Employee Directors of U.S. Trust Corporation (the "Directors Plan"), a maximum of 125,000 Common Shares of the Corporation are reserved for grants of options to members of the Board of Directors who are not full-time employees of the Corporation, the Trust Company or any of their affiliated companies, who have not been such full-time employees for the previous two years and who have never been members of the Board of Directors while being employed full-time by the Corporation, the Trust Company or any of their affiliated companies (the "Non-Employee Directors"). Each person who either was a Non-Employee Director at the time of the adoption of the Directors Plan in April 1989 or who subsequently became a Non-Employee Director has been granted an option to purchase 5,000 Common Shares. Each person who hereafter becomes a Non-Employee Director will be granted an option, effective on the date of becoming a Non-Employee Director, to purchase 5,000 Common Shares, subject to reduction in the event of an insufficiency of available shares under the Directors Plan.

Options granted under the Directors Plan are granted for a period of ten years. The exercise price per share is the fair market value, as defined in the Directors Plan, of a Common Share on the date of grant. Each option becomes exercisable in three equal, cumulative installments on each of the first three anniversary dates of the date the option was granted. Except in the event of a "change in control" of the Corporation, as defined in the Directors Plan, full payment of the exercise price for shares subject to an option must be made in cash at the time of exercise.

In the event of a change in control of the Corporation, all options under the Directors Plan will be accelerated and become fully exercisable, and optionees will be permitted to pay the exercise price in cash, or in Common Shares of the Corporation valued at their then fair market value, or a combination of cash and Common Shares. In addition, all options that were granted at least six months prior to the date of such change in control will be cancelled in return for a cash payment equal to the excess of the aggregate Determined Value (as defined in the Directors Plan) of the Common Shares subject to the option over the aggregate option exercise price of such Common Shares. The Board of Directors may direct that any of the foregoing change in control provisions not become effective by adopting a resolution to such effect prior to the date of a change in control (or not later than 45 days thereafter in certain circumstances).

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Interlocks and Insider Participation

During 1993, the following non-employee directors served as members of the Compensation Committee: Mr. Philip L. Smith (the Committee Chairman), Mr. Samuel
C. Butler, Mr. Peter O. Crisp, Ms. Antonia M. Grumbach, Mr. Frederic C. Hamilton and Mr. Richard F. Tucker. The law firm of Cravath, Swaine & Moore, of which Mr. Butler is a partner, and the law firm of Patterson, Belknap, Webb & Tyler, of which Ms. Grumbach is a partner, performed legal services for the Corporation or the Trust Company in 1993. Mr. Butler and Ms. Grumbach resigned as members of the Compensation Committee in September 1993.

Report on Executive Compensation

The Compensation Committee is responsible for the administration of U.S. Trust's executive compensation program, with oversight review by the Board of Directors and Board of Trustees. The Compensation Committee determines salary, bonus, stock options, restricted stock, performance share units and other benefits for senior officers of U.S. Trust, in each case (other than the Chief Executive Officer) upon the recommendation of the Chief Executive Officer.

COMPENSATION STRATEGY AND PROGRAM. U.S. Trust is committed to attracting, motivating and encouraging long-term employment of high-caliber, service-oriented individuals. The Compensation Committee expects and seeks excellence in performance and uses the compensation program as a means to reward superior achievement. The Compensation Committee manages compensation to support the long-term interests of U.S. Trust and its shareholders by adhering to the following basic strategic principles:

     o Compensation at all levels will be competitive with comparable organizations and will reward employees on the basis of their performance and contribution to U.S. Trust.

     o U.S. Trust's benefits package will be competitive and designed to encourage a career commitment to U.S. Trust.

     o Total incentive compensation paid will be based on overall corporate performance; individual and unit performance will determine the allocation of the total among selected participants.

     o As an employee moves up at U.S. Trust, a larger proportion of his or her total compensation will be incentive compensation which will be influenced in large part by the market value of U.S. Trust Common Shares. Incentive compensation at the executive officer level may exceed by several times the executive's base salary, while for the great majority of employees, incentive compensation is unlikely to exceed their base salary. One-half or more of each executive officer's incentive compensation is likely to be earned based on the value of U.S. Trust Common Shares.

     o U.S. Trust encourages employee ownership of U.S. Trust Common Shares and has therefore established an ESOP and other stock-based incentive compensation plans. The Compensation Committee believes that the performance of U.S. Trust is best when employees think like owners. Acceptance of U.S. Trust's ownership philosophy is a requirement for advancement to senior management positions; senior management will be expected over time to build and maintain significant ownership positions in U.S. Trust Common Shares.

Salaries are administered to provide a level of base compensation that is competitive with that available at other high caliber institutions. Annual salary increases generally reflect improved individual performance, increased responsibilities and changes in the competitive marketplace. These factors involve subjective judgments made by the Compensation Committee and are not weighted. For competitive comparisons, the Committee considers companies in the peer group used for the performance graph below as well as other financial organizations in the New York metropolitan area. This competitive information is reviewed by the Compensation Committee after salaries have been preliminarily determined merely to assure that salaries are not "out of line."

Annual incentive compensation is paid under the 1990 Annual Incentive Plan (the "Annual Plan") based on the attainment of annual corporate and personal performance objectives established at the beginning of each year. As to corporate performance, the aggregate incentive compensation pool is determined by the Compensation Committee on the basis of the Corporation's absolute return on equity (ROE) and ROE ranking in relation to other banking organizations included in the peer group referred to above. In 1993, U.S. Trust placed in the top quartile in ROE ranking and exceeded its absolute ROE target for the year. The Compensation Committee selected ROE as the performance measure because the Committee believes that the effective use of shareholder capital is the principal test of management performance, and that a high ROE has a positive influence on the market value of the Corporation's Common Shares. Individual awards are based on the Compensation Committee's assessment of personal achievement of objectives by members of management, such as attainment of long-term goals for their business units, client satisfaction, new business development and results achieved in relation to budget. Arithmetic criteria are not used in determining cash compensation.

Long-term incentive compensation at U.S. Trust is generally granted in three forms: stock options, restricted stock and performance share units. The grants are designed to align a significant portion of executive compensation with shareholder interests. Stock awards to executive officers are generally in the form of performance share units and stock options, which carry an exercise price equal to the fair market value of the Common Shares at the time of grant. The size of each executive officer's stock option award is not based on arithmetic criteria but rather is based on the Compensation Committee's assessment of the individual's potential long-term contribution to U.S. Trust's results, taking into account the number of options and shares currently held by that individual. Executive officers generally are strongly encouraged to hold shares obtained through the exercise of stock options consistent with U.S. Trust's commitment to substantial stock ownership by its executives.

Performance share units, which are phantom shares of U.S. Trust Corporation stock, are granted annually under the 1989 Stock Compensation Plan and earned over a three-year performance cycle from 0% to 100% based on achievement of earnings and ROE goals (both in absolute terms and in relation to other banking organizations). The value of awards to executives is based on the number of performance share units earned and the value per share of U.S. Trust's Common Shares during the last month of the performance cycle. Dividend equivalents are paid and reinvested in additional performance share units during the performance cycle. The number of performance share units initially granted is based on a guideline percentage of salary, divided by the stock price at the time of grant.

CEO COMPENSATION FOR 1993. The salary paid in 1993 to H. Marshall Schwarz, Chairman and Chief Executive Officer ("CEO"), was $517,308. Mr. Schwarz's salary reflects the Compensation Committee's review of competitive and internal compensation levels, as well as its belief that executive compensation should be influenced by both short and long-term operating results and should reflect both short and long-term incentives rather than salary alone.

Cash awards were paid under the Annual Plan to Mr. Schwarz and other executive officers. Amounts reflect the fact that U.S. Trust exceeded its ROE goal and placed in the top quartile in a ranking of the peer group of banking companies on relative ROE in 1993. Subjective assessments by the Compensation Committee of individual performance were considered in the determination of specific individual awards.

The performance share earn out for the 1991-93 cycle was 100% of the initial grant amount reflecting 100% achievement of goals for absolute EPS growth, relative ROE and absolute ROE performance against peers.

In summary, the Compensation Committee believes it has a comprehensive and competitive executive compensation program with an appropriate balance between salary and short and long-term incentives and with an emphasis on stock-based compensation.

                                          Respectfully submitted,

                                          Philip L. Smith, Chairman
                                          Peter O. Crisp
                                          Frederic C. Hamilton
                                          Richard F. Tucker

The following table sets forth the compensation paid or accrued during 1993, 1992 and 1991 to the CEO and the four other most highly compensated executive officers (during 1993) for services rendered in all capacities to the Corporation and to the Trust Company and their affiliates.

Summary Compensation Table

                                                     LONG-TERM
                                                     COMPENSATION
                          ANNUAL                     ------------------------------
                          COMPENSATION
                          -------------------------  AWARDS               PAYOUTS
                                            OTHER    -------------------- ---------
                                            ANNUAL   RESTRICTED   STOCK   LONG-TERM  ALL OTHER
                                            COMPEN-  STOCK        OPTION  INCENTIVE  COMPEN-
NAME AND PRINCIPAL        SALARY   BONUS    SATION   AWARDS       AWARDS  PAYOUTS    SATION(1)
POSITION            YEAR  ($)      ($)      ($)      ($)          (#)     ($)        ($)
- -----------------------------------------------------------------------------------------------
H.M. Schwarz         1993 517,308  304,135  0          0          10,000   545,015    89,641
  Chairman, CEO      1992 485,192  305,740  0          0               0   221,688    28,451
                     1991 464,846  297,109  0          0               0   112,921    30,374

J.S. Maurer          1993 381,538  205,923  0          0           6,000   370,669    61,175
  President          1992 359,423  212,029  0          0          15,000   150,617    20,737
                     1991 344,885  209,307  0          0               0    76,222    22,332

F.B. Taylor          1993 351,539  187,423  0          0           5,000   307,670    48,860
  Vice Chairman,     1992 329,423  183,529  0          0          12,000   126,057    18,527
  Chief Investment   1991 314,904  181,106  0          0               0    73,203    20,112
  Officer

D.M. Roberts         1993 327,769  153,612  0          0           5,000   302,785   455,892
  Vice Chairman,     1992 316,923  159,154  0          0               0   126,057    44,726
  Treasurer          1991 309,923  156,405  0          0               0    77,716    35,707

F.S. Wonham          1993 327,769  153,612  0          0           5,000   302,785   162,723
  Vice Chairman      1992 316,923  159,154  0          0               0   126,057    25,462
                     1991 309,923  156,405  0          0               0    76,222    24,293
- -----------------------------------------------------------------------------------------------

(1) See following table for identification and amounts of components.

The following table lists for each of the named executives the payments that comprise the "All Other Compensation" amounts found in the Summary Compensation Table.

All Other Compensation

                                                                            SPECIAL
                                                                           ADJUSTMENT
                             EMPLOYER         BENEFIT      EARNINGS ON    TO DEFERRED
                           CONTRIBUTION    EQUALIZATION      DEFERRED        AWARD
                            TO ESOP(1)       UNITS(2)       AWARDS(3)     BALANCES(4)     TOTAL
      NAME         YEAR         ($)             ($)            ($)            ($)          ($)
- ----------------------------------------------------------------------------------------------------
H.M. Schwarz       1993    11,792          14,073           2,668          61,108         89,641
J.S. Maurer        1993    11,792           7,285           1,761          40,337         61,175
F.B. Taylor        1993    11,792           5,785           1,309          29,974         48,860
D.M. Roberts       1993    11,792           4,596          18,387         421,117        455,892
F.S. Wonham        1993    11,792           4,596           6,122         140,213        162,723
- ----------------------------------------------------------------------------------------------------

(1) Represents the amount of the employer contribution made to the ESOP portion of the 401(k) Plan and ESOP on behalf of each of the named executive officers for the year indicated.

(2) Represents the amount of the employer contribution, otherwise required under the ESOP portion of the 401(k) Plan and ESOP, that could not be made to the Plan on behalf of the named executive officers for the years indicated due to certain limitations imposed under the Internal Revenue Code of 1986 (the "Code Limitations"). Under the 1989 Stock Compensation Plan (the "Stock Plan"), each executive officer was credited with "benefit equalization units" having an aggregate market value (determined as of the last business day of the applicable year) equal to the dollar amount (shown in the column above) that could not be contributed to the 401(k) Plan and ESOP on the officer's behalf for each of the years indicated due to the Code Limitations. Under the terms of the Stock Plan, each such officer will receive, upon termination of employment, one Common Share of the Corporation for each benefit equalization unit so credited and for each additional benefit equalization unit that is credited to the officer's plan account in respect of dividend equivalents on all previously credited benefit equalization units.

(3) Represents that portion of the interest accrued on certain previously deferred incentive plan cash awards which is "above market" interest as defined in the rules of the Securities and Exchange Commission.

(4) Represents a special adjustment made as of January 1, 1993 to the deferred award balances of all active employees who had been participants in two incentive award plans maintained in prior years. Prior to 1993, interest on deferred awards was credited at a rate equal to the Corporation's ROE. In December 1992, as a result of the Corporation's ROE reaching 19% (as compared with an ROE rate of only 11.1% in 1980 when these plans were established) and with even higher ROE rates possible for future years, management concluded that the cost of continuing to credit interest at the full ROE rate would be prohibitive. Accordingly, the plans were amended effective as of January 1, 1993 to reduce the interest crediting rate to 50% of the Corporation's annual ROE, subject to a minimum rate of 5% (or the full ROE rate if less than 5%) and a maximum rate of 15%. In order to lessen the effect of this reduction on participants, the plans were also amended to provide for a one-time 50% increase in the balances of the deferred awards at December 31, 1992. Management believes that the net effect of the reduction in crediting rate and the increase in account balances will be to achieve substantial long-term savings in the costs associated with these plans.

STOCK OPTIONS. The following table sets forth certain information concerning options granted during 1993 to the executive officers named in the Summary Compensation Table, including potential gains that these officers would realize under two stock price growth-rate assumptions compounded annually. Under the 5% growth-rate assumption, the indicated values would be realized if the stock price reached $87.76 per share at the end of the option term (10 years from grant). Correspondingly, under the 10% growth-rate assumption, the indicated values would be realized if the stock price reached $139.75 per share.

Option Grants in 1993

                           INDIVIDUAL GRANTS
                           --------------------------------------------------   POTENTIAL REALIZABLE
                           NUMBER OF    % OF TOTAL    EXERCISE                         VALUE
                           SECURITIES    OPTIONS      PRICE PER                  AT ASSUMED ANNUAL
                           UNDERLYING   GRANTED TO      SHARE                   RATES OF STOCK PRICE
                            OPTIONS     EMPLOYEES      (MARKET                    APPRECIATION FOR
                           GRANTED(2)       IN        PRICE AT                     OPTION TERM(1)
                             (# OF        FISCAL       DATE OF     EXPIRATION   --------------------
           NAME             SHARES)        YEAR       GRANT)($)       DATE       5% ($)     10% ($)
- ----------------------------------------------------------------------------------------------------
H.M. Schwarz               10,000       5.6%         53.88         01/26/03     338,800    858,700
J.S. Maurer                 6,000       3.3%         53.88         01/26/03     203,280    515,220
F.B. Taylor                 5,000       2.8%         53.88         01/26/03     169,400    429,350
D.M. Roberts                5,000       2.8%         53.88         01/26/03     169,400    429,350
F.S. Wonham                 5,000       2.8%         53.88         01/26/03     169,400    429,350
- ----------------------------------------------------------------------------------------------------

(1) Annual growth-rate assumptions are prescribed by rules of the Securities and Exchange Commission and do not reflect actual or projected price appreciation of U.S. Trust Corporation Common Shares. The actual average annual price appreciation of U.S. Trust Common Shares over the last ten years was 13.67%.

(2) Options become exercisable in four equal, cumulative installments in each of the first through fourth anniversary dates of the date of grant (January 26, 1993).

The following table discloses the aggregated stock option exercises for each of the named executive officers in the last fiscal year. It also shows the number of vested and unvested unexercised options and the value of vested and unvested unexercised in-the-money options.

Aggregated Option Exercises in 1993 and Year-End Option Values

                                                           NUMBER OF
                                                          SECURITIES                     VALUE OF
                                                          UNDERLYING                    UNEXERCISED
                                                          UNEXERCISED                  IN-THE-MONEY
                                                          OPTIONS AT                    OPTIONS AT
                   SHARES                                 YEAR-END(#)                 YEAR-END($)(2)
                 ACQUIRED ON        VALUE          -------------------------     -------------------------
     NAME        EXERCISE(#)   REALIZED($)(1)      EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- ----------------------------------------------------------------------------------------------------------
H.M. Schwarz        --             --                    57,500/25,500              1,023,125/305,938
J.S. Maurer         --             --                    35,000/28,000                643,438/307,188
F.B. Taylor         1,000           30,250               27,500/22,500                500,155/235,969
D.M. Roberts        1,500           48,915               25,900/13,500                522,060/167,344
F.S. Wonham         --             --                    18,500/13,500                329,530/167,344
- ----------------------------------------------------------------------------------------------------------

(1) Aggregate market value on the date(s) of exercise less aggregate exercise price.

(2) Total value of unexercised options is based on the difference between aggregate market value of U.S. Trust Corporation Common Shares at $52.50 per share, the closing price on December 31, 1993, and aggregate exercise price.

PERFORMANCE SHARE UNITS. The Stock Plan permits the Compensation Committee to make grants of performance share units. In recognition of the longer-term nature of many policy decisions, performance share units are earned over a period of three years (a "Performance Cycle") to the extent that pre-established performance goals for the Corporation are met. Such performance goals are currently comprised of a formula based on compound growth in the Corporation's earnings per share and the Corporation's return on equity, both in absolute terms and in relation to other banks and bank holding companies included in the peer group used for the performance graph below.

In granting awards of performance share units, the Compensation Committee first allocates a dollar amount to each participant based on a percentage of the participant's base salary at the commencement of the Performance Cycle (the percentage used for the CEO is higher than those used for other executive officers). Such dollar amount is then converted into performance share units by dividing such amount by the Average Market Value of one Common Share during the month preceding the month in which the Performance Cycle begins. ("Average Market Value" is the daily mean between the high and low prices of a Common Share as quoted on the NASDAQ National Market System.) Additional performance share units are credited to a participant to reflect all dividends on the Common Shares with record dates occurring during the Performance Cycle. The amount payable to a participant at the end of a Performance Cycle is equal to the number of performance share units earned in accordance with the attainment of performance goals for that Performance Cycle, multiplied by the Average Market Value of one Common Share during the month in which the Performance Cycle ends. The Summary Compensation Table, under the column heading "Long-Term
Compensation -- Payouts -- Long-Term Incentive Payouts," shows the dollar value of awards earned by the named executive officers for the three Performance Cycles which ended at the end of 1991, 1992 and 1993.

Earned awards are paid as soon as practicable after the end of the Performance Cycle unless a participant previously has elected in writing to defer the receipt of all or part of an earned award. Awards which are not deferred are paid in a combination of cash and Common Shares determined by the Compensation Committee in its sole discretion, provided that not less than one-half of the value of any non-deferred payment may consist of Common Shares. At the election of the participant, deferred awards are either (i) converted into "phantom share units," which will thereafter fluctuate in value according to changes in the market value of the Common Shares, or (ii) credited with interest compounded quarterly, at such rate as the Compensation Committee shall select. (See "Approval of Amendments to the Stock Plan -- Proposed Amendments -- Investment Options for Deferred Performance Awards" below for a description of a proposed amendment to the Stock Plan under which, effective January 1, 1994, participants may elect to have their deferred awards credited with earnings on the basis of the performance of certain investment accounts, rather than interest at the Trust Company's prime rate. See also "Executive Deferred Compensation Plan" below.) The Stock Plan provides, however, that at least 50% of the value of a participant's deferred awards must be converted into phantom share units, and 100% of such value will be converted into phantom share units if the participant shall have failed to file an election within the time prescribed by the Stock Plan (not later than 60 days prior to the end of the Performance Cycle).

The number of phantom share units into which deferred awards are converted is equal to the dollar amount of the portion of the deferred award to be converted, divided by the Average Market Value of one Common Share during the month in which the Performance Cycle ends. Additional phantom share units are issued in payment of dividend equivalents on phantom share units already issued.

Payments with respect to deferred awards are made in ten annual installments commencing on the last day of February of the year following the year in which the participant retires or otherwise terminates employment. Such payments will consist of Common Shares (to the extent the participant elected to defer awards in the form of phantom share units) and cash (to the extent the participant elected to defer awards in the form of investment accounts).

Long-Term Incentive Awards Granted In 1993

                                                 ESTIMATED FUTURE PAYOUTS OF PERFORMANCE SHARE
                   NUMBER OF      PERFORMANCE                        UNITS
                  PERFORMANCE    PERIOD UNTIL   -----------------------------------------------
     NAME       SHARE UNITS(#)      PAYOUT      THRESHOLD(#)(1)   TARGET(#)(2)   MAXIMUM(#)(2)
- -----------------------------------------------------------------------------------------------
H.M. Schwarz    6,136            3 years        1,023             6,136          6,136
J.S. Maurer     4,162            3 years          694             4,162          4,162
F.B. Taylor     3,477            3 years          561             3,477          3,477
D.M. Roberts    3,293            3 years          549             3,293          3,293
F.S. Wonham     3,293            3 years          549             3,293          3,293
- -----------------------------------------------------------------------------------------------

(1) Assumes minimum number of performance share units earned in each performance goal for 1993-95 performance cycle.

(2) Assumes all specified performance targets are reached.

PERFORMANCE GRAPH. The graph below compares the annual change in the cumulative total return on U.S. Trust Common Shares with the annual change in the cumulative total returns of the Standard & Poor's Composite -- 500 Stock Index and a group of U.S. Trust peer companies. The peer companies are banking organizations selected on the basis of their similarity to U.S. Trust in having a high percentage of revenues from fees generated by personal trust business and other fee-based services. The peer group consists of The Bank of New York Company, Inc., Bankers Trust New York Corporation, Boatmen's Bancshares, Inc., Comerica Incorporated, CoreStates Financial Corp, Fleet/Norstar Financial Group, Mellon Bank Corporation, Mercantile Bancorporation Inc., Mercantile Bankshares Corporation, J.P. Morgan & Co., Incorporated, NBD Bancorp, Inc., Northern Trust Corporation, PNC Financial Corp, Society Corporation, State Street Boston Corporation, Sun Trust Banks, Inc. and Wilmington Trust Company.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG U.S. TRUST, S&P 500 AND BANK PEER GROUP**

                                   [GRAPH]

      MEASUREMENT PERIOD
    (FISCAL YEAR COVERED)         U.S. TRUST        S&P 500       PEER GROUP
1988                             100.0           100.0           100.0
1989                             101.6           131.6           121.1
1990                              89.2           127.5           106.6
1991                             129.3           166.2           181.2
1992                             153.6           178.8           218.2
1993                             168.9           196.7           225.3

 * Assumes that the value of the investment in U.S. Trust Common Shares, the S&P 500 index and the peer group was $100 on December 31, 1988, and that all dividends were reinvested.
** The return of each member of the peer group has been weighted according to its respective stock market capitalization.

RETIREMENT BENEFITS. Each of the executive officers named in the Summary Compensation Table is a participant in The Employees' Retirement Plan of United States Trust Company of New York and Affiliated Companies (the "Retirement Plan"). The Retirement Plan is a defined benefit pension plan which is tax qualified under Section 401(a) of the Internal Revenue Code. The Retirement Plan provides for payment of a pension in an annual amount equal to a specified percentage (based on the length of a participant's credited service up to a maximum of 35 years) of the participant's average base salary for his highest five consecutive years of base salary during the last ten plan years prior to retirement or other termination of employment, reduced by a portion of the participant's annual Social Security benefit. The table below shows the estimated annual pension payable under the Retirement Plan's benefit formula upon retirement at age 65 to persons in specified remuneration and years-of-service classifications who have elected to receive their pensions under a straight life annuity option. The amounts shown do not reflect reductions which would be made to offset Social Security benefits.

HIGHEST CONSECUTIVE
FIVE-YEAR                                       ESTIMATED ANNUAL PENSION FOR REPRESENTATIVE
AVERAGE BASE SALARY                             YEARS OF CREDITED SERVICE
- --------------------------------------------------------------------------------------------
                                                   15               25            35 OR MORE
- --------------------------------------------------------------------------------------------
$300,000                                        $101,250         $150,000          $180,000
 350,000                                         118,125          175,000           210,000
 400,000                                         135,000          200,000           240,000
 450,000                                         151,875          225,000           270,000
 500,000                                         168,750          250,000           300,000
 550,000                                         185,625          275,000           330,000
 600,000                                         202,500          300,000           360,000
- --------------------------------------------------------------------------------------------

The table below sets forth the number of years of credited service and the average base salary, in each case as of the end of 1993, that would be taken into account in determining the pension payable under the Retirement Plan's benefit formula to each of the executive officers named in the Summary Compensation Table.

                                                                                     AVERAGE
                                                                   YEARS              BASE
                             NAME                                OF SERVICE          SALARY
- ---------------------------------------------------------------------------------------------
H.M. Schwarz                                                     26.9               $457,000
J.S. Maurer                                                      23                  340,000
F.B. Taylor                                                      27.6                315,000
D.M. Roberts                                                     14                  305,800
F.S. Wonham                                                      14.5                303,200
- ---------------------------------------------------------------------------------------------

The amount of compensation taken into account in determining each executive officer's pension under the Retirement Plan's formula, as shown in the third column of the table above, represents the average of the rates of base salary in effect for such officer as of the last day of each of the years 1989 through 1993. In the case of each such officer, the base salary amounts so taken into account for the years 1991, 1992 and 1993 differ from the amounts shown in the "Salary" column of the Summary Compensation Table for these years, in that the latter amounts represent the base salary actually earned by the officer during each such year, rather than the rate of base salary in effect for the officer at the end of that year.

The pension amounts otherwise payable from the Retirement Plan are subject to reduction to the extent necessary to comply with the applicable Code Limitations. However, in the case of each executive officer named in the Summary Compensation Table, any pension amount otherwise payable under the Retirement Plan's benefit formula that cannot be paid to such officer from the Retirement Plan because of the Code Limitations will be paid to the officer under the Trust Company's Benefit Equalization Plan or under a supplemental pension agreement the Trust Company has entered into with each such officer. In addition, the supplemental pension agreements of Mr. Wonham and Mr. Roberts provide, in effect, that if such officer retires on or after his normal retirement date (age
65) with less than 25 years of credited service, he will receive a supplemental pension from the Trust Company in such amount as may be necessary for the total pension amount payable to him under the Retirement Plan, the Benefit Equalization Plan, any retirement plan maintained by any previous employer and under his supplemental pension agreement with the Trust Company, to be at least equal to the pension amount that would have been payable to him under the Retirement Plan (without regard to the Code Limitations) if he had had 25 years of credited service at the time of his retirement.

CHANGE IN CONTROL PROVISIONS. Various compensation and benefit plans under which the executive officers named in the Summary Compensation Table are covered contain provisions pursuant to which payment of the benefits provided under the plan would be accelerated in the event of a "change in control" of the Corporation (as defined in the Stock Plan), unless the Board of Trustees otherwise determines prior to the date of the change in control (or not later than 45 days thereafter in certain circumstances). As defined in the Stock Plan, a "change in control" means that any of the following events has occurred: (i) 20% or more of the Common Shares have been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation; (ii) there has been a merger or equivalent combination after which 49% or more of the voting stock of the surviving corporation is held by persons other than former shareholders of the Corporation; or (iii) 20% or more of the directors elected by shareholders to the Board of Directors of the Corporation are persons who were not nominated by management in the most recent proxy statement of the Corporation.

Specifically, upon such a change in control (a) the restrictions applicable to all restricted stock previously awarded under the Stock Plan would lapse, and a cash payment would be made for each share of restricted stock equal to the Determined Value (as defined in the Stock Plan) of a Common Share of the Corporation; (b) each stock option granted under the Stock Plan at least six months prior to the change in control would be cancelled in return for a cash payment equal to the excess of the Determined Value of the Common Shares subject to the option over the aggregate purchase price of such Common Shares under the terms of the option; (c) all other stock options outstanding under the Stock Plan would become immediately and fully exercisable; (d) all performance share units awarded under the Stock Plan for the performance cycle in which the change in control occurs would be deemed to have been earned in full, and a cash payment would be made for each such performance share unit in an amount equal to the Determined Value of a Common Share of the Corporation; (e) all previously deferred awards of performance share units under the Stock Plan would become immediately payable in the form of a cash payment in an amount equal to the sum of the Interest Portion (as defined in the Stock Plan) of such awards and the Determined Value of the number of Common Shares of the Corporation corresponding to the number of units included in the Phantom Share Unit Portion (as defined in the Stock Plan) of such awards; (f) all benefit equalization units granted under the Stock Plan would become immediately payable in the form of a cash payment in an amount equal to the Determined Value of the number of Common Shares of the Corporation corresponding to the number of benefit equalization units credited to the participant; (g) all awards under the Annual Plan for the year in which the change in control occurs would be deemed to have been earned in full, and would be immediately payable in the form of a cash payment; and (h) all previously-deferred awards under the predecessor to the Annual Plan and under the Trust Company's Long-Term Performance Plans would become immediately payable in the form of a cash payment, and in the case of deferred awards under the Long-Term Performance Plans, the cash payment would be equal to the sum of the Interest Portion (as defined in the Long-Term Performance Plans) of such awards and the Determined Value of the number of Common Shares of the Corporation corresponding to the number of units included in the Phantom Share Unit Portion (as defined in the Long-Term Performance Plans) of such awards.

The Retirement Plan provides that if that plan is terminated within four years after the occurrence of a change in control, any surplus funding in the plan would be applied (subject to the Code Limitations and other tax qualification requirements applicable to the Plan) to provide pro rata increases in the accrued pension benefits of all qualified participants in the Plan, including the executive officers named in the Summary Compensation Table.

The supplemental pension agreements between the Trust Company and each of the executive officers named in the Summary Compensation Table provide that in the event of the involuntary termination of the officer's employment following a change in control, the officer would receive from the Trust Company an immediate lump sum cash payment equal to the actuarial present value of the supplemental pension that would have been payable to the officer under the agreement at his normal retirement date if he had remained employed with the Trust Company until that date, at the same rate of annual compensation in effect for the officer immediately prior to such termination of his employment.

In addition, under the 1990 Change in Control and Severance Policy (the "1990 Policy"), each of the executive officers named in the Summary Compensation Table would be entitled to receive severance benefits in the event of the officer's involuntary termination of employment within two years following a change in control. In such event, each such officer would be entitled to receive a cash payment in an amount equal to the sum of (a) two times the officer's then current annual base salary, (b) the average of the highest three of the previous five years' awards to such officer under the Annual Plan and predecessor plan and (c) 26 times the officer's then current weekly base salary.

BENEFIT PROTECTION TRUSTS. The Board of Trustees has approved the establishment of an Executives' Benefits Protection Trust and an Employees' Benefits Protection Trust. In the event of a "change in control" of the Corporation (as defined), the trust funds would be used to satisfy the obligations of the Trust Company under the Benefit Equalization Plan, the officers' supplemental retirement benefits agreements, the 1990 Policy, the Annual Plan and its predecessor plan, and the Stock Plan and its predecessor plans.

DIRECTORS, TRUSTEES AND OFFICERS LIABILITY INSURANCE

Pursuant to Section 726(d) of the New York Business Corporation Law and Section 7024(d) of the New York Banking Law, the Corporation and the Trust Company hereby report that on June 10, 1993, policies of directors and officers liability insurance in the aggregate amount of $50,000,000 were obtained for a one-year term with National Union Fire Insurance Company of Pittsburgh, Federal Insurance Company and Aetna Casualty & Surety Company at a total cost of $388,650 covering all directors, trustees and officers of the Corporation and the Trust Company and affiliated companies serving at any time during the term of the policies.

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Some of the Corporation's directors are customers of the Trust Company and some of the directors are officers of corporations or members of partnerships which are customers of the Trust Company. As such customers, they have had transactions in the ordinary course of business with the Trust Company, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. In the ordinary course of business, the Trust Company uses the products or services of a number of organizations with which directors of the Corporation are affiliated as officers or partners. It is expected that the Trust Company and the Corporation will in the future have transactions with organizations with which directors of the Corporation are affiliated as officers or partners. The law firm of Cravath, Swaine & Moore, of which Mr. Samuel C. Butler is a partner, the law firm of Patterson, Belknap, Webb & Tyler, of which Ms. Antonia M. Grumbach is a partner, and the law firm of Wien, Malkin & Bettex, of which Mr. Peter L. Malkin is a partner, performed legal services for the Corporation or the Trust Company in 1993.

II RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to shareholder approval, the Board of Directors of the Corporation and the Board of Trustees of the Trust Company have appointed Coopers & Lybrand, certified public accountants, as independent auditors for the year 1993. Coopers & Lybrand have served as independent auditors for the Trust Company for many years and have served as independent auditors for the Corporation since its inception in 1977. In their capacity as independent auditors for the year 1993, Coopers & Lybrand performed the following services: audited the consolidated financial statements of the Corporation and the statement of condition of the Trust Company and of certain of the subsidiaries of the Corporation and the Trust Company, the separate financial statements of the Trust Company's employee benefit plans as required by the Employee Retirement Income Security Act of 1974 and the separate monthly financial statements of the Pooled Pension and Profit Sharing Trust Funds and Discretionary Trust Funds administered by the Trust Company; conducted limited reviews of the quarterly financial information that is reported to shareholders; and conducted special internal accounting control reviews of assets held or managed by the Trust Company for others.

The members of the Audit Committee are currently Messrs. Etherington (the Committee Chairman), de Montebello, Douglas, Stookey and Wilson.

Representatives of Coopers & Lybrand will be present at the Meeting with the opportunity to make a statement if they wish to do so. They also will be available to respond to appropriate questions.

If the appointment of Coopers & Lybrand is not approved by the shareholders, the appointment of independent auditors will be reconsidered by the Board of Directors of the Corporation and the Board of Trustees of the Trust Company.

III ASSUMPTION BY THE CORPORATION OF CERTAIN BENEFIT PLANS OF THE TRUST COMPANY

In October 1993, the Board of Directors of the Corporation and the Board of Trustees of the Trust Company resolved that, effective January 1, 1994, the Corporation would adopt as its own each of the following benefit plans of the Trust Company, and would assume and become solely responsible for all liabilities and obligations of the Trust Company under each of such plans, including all liabilities with respect to the payment of benefits which had accrued but remained unpaid under each such plan as at December 31, 1993:

                                                                            ACCRUED AND UNPAID
                                                                               LIABILITIES
                                                                         (OR DEFERRED CHARGES) AT
                                                                            DECEMBER 31, 1993
                                                                         ------------------------
1989 Stock Compensation Plan of United States Trust Company of New York
  and Affiliated Companies (the "Stock Plan")..........................       $(1,383,493.71)
1988 Long-Term Performance Plan (the "1988 Long-Term Plan") and
  Long-Term Performance Plan (the "Long-Term Plan") of United States
  Trust Company of New York and Affiliated Companies...................        15,065,587.66
Deferred Compensation Plan for Board Members of United States Trust
  Company of New York and Affiliated Companies (the "Board Deferred
  Plan")...............................................................         1,468,916.37
Annual Incentive Plan of United States Trust Company of New York and
  Affiliated Companies.................................................         8,223,666.95
Benefit Equalization Plan of United States Trust Company of New York
  and Affiliated Companies.............................................         3,080,773.59
Supplemental Pension Agreements between United States Trust Company of
  New York and certain of its officers and an employee.................         1,256,783.68
Trustees and Directors Retirement Plan of United States Trust Company
  of New York and Affiliated Companies.................................         1,157,467.59
                                                                         -------------------
          Total........................................................       $28,869,702.13

The adoption of these plans, and assumption of the liabilities thereunder, by the Corporation do not in any way affect the substantive terms of the plans, including those relating to participant eligibility and the nature and value of accrued or future benefits. The principal purpose of such adoption and assumption is to recognize that a larger proportion of the participants in these plans than was previously the case are employees of the Corporation and its subsidiaries other than the Trust Company, so that the Corporation should bear the financial responsibility for the plans. In addition, in most cases, the performance of the Corporation and all of its subsidiaries is the measure for the granting of awards. An effect of the assumption of the plans by the Corporation will be an improvement in the net income and, therefore, regulatory capital of the Trust Company on a stand-alone basis. There will be no effect on the Corporation's consolidated financial statements.

Board approval of the assumption by the Corporation of the Stock Plan, the 1988 Long-Term Plan, the Long-Term Plan and the Board Deferred Plan was conditioned upon obtaining shareholder approval because the benefits under these plans include the award of Common Shares or can be valued by reference to the market performance over time of the Common Shares. Shareholder approval will exempt the receipt of such Common Shares or stock-based awards by directors and certain officers of the Corporation from Section 16(b) of the Securities Exchange Act of 1934.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION BY THE CORPORATION, EFFECTIVE JANUARY 1, 1994, OF THE 1989 STOCK COMPENSATION PLAN, THE 1988 LONG-TERM PERFORMANCE PLAN, THE LONG-TERM PERFORMANCE PLAN AND THE DEFERRED COMPENSATION PLAN FOR BOARD MEMBERS, AND THE ASSUMPTION BY THE CORPORATION, EFFECTIVE AS OF SUCH DATE, OF ALL LIABILITIES AND OBLIGATIONS OF THE TRUST COMPANY UNDER SUCH PLANS AS AT DECEMBER 31, 1993. FOR FURTHER INFORMATION REGARDING EACH OF THESE PLANS, SEE PROPOSALS IV, V AND VI BELOW.

IV APPROVAL OF AMENDMENTS TO THE STOCK PLAN

The Stock Plan is a stock-based incentive compensation plan under which the Corporation may grant stock options, restricted stock and other stock-based awards to officers and key employees of the Corporation and its subsidiaries.

The Board of Directors believes that the Stock Plan is an important element of the Corporation's executive compensation program because stock-based incentive compensation ties employee compensation directly to stock value and thus aligns the interests of the Corporation's employees with those of its shareholders. Additionally, the Stock Plan gives the Corporation flexibility to implement stock-based compensation strategies to attract and retain individuals who are important to the Corporation's long-term success.

The Board of Directors has approved, effective January 1, 1994, subject to the approval of the shareholders, certain amendments to the Stock Plan. Set forth below are a description of these proposed amendments and a general summary of the terms of the Stock Plan. Such description and summary are qualified in their entirety by reference to the text of the proposed amended Stock Plan, which is attached to this proxy statement as Appendix A.

Proposed Amendments

INVESTMENT OPTIONS FOR DEFERRED PERFORMANCE AWARDS. Section 4 of the Stock Plan provides for the grant of performance share units which are earned to the extent that pre-established performance goals for the Corporation are met over a designated period of time (a "Performance Cycle"). Earned awards are paid as soon as practicable after the end of the Performance Cycle unless a participant previously shall have elected in writing to defer the receipt of all or part of an earned award. Currently, a participant may elect to have his or her deferred awards either (i) converted into "phantom share units," which thereafter fluctuate in value according to changes in the market value of the Common Shares, or (ii) allocated to an individual account (an "Interest Account") which is credited with interest, compounded quarterly, at such rate as the Compensation Committee shall select (such rate is currently the Trust Company's prime rate).

Under the Stock Plan as proposed to be amended, participants whose employment did not terminate prior to January 1, 1994, will be given the option to choose from among a number of rates of return for purposes of determining the amounts to be credited to their respective Interest Accounts. Initially, there will be six rates of return available -- the Trust Company's prime rate and rates of return which will match the rates of return on the following five investment funds presently available for the investment of employees' accounts under the Trust Company's 401(k) Plan and ESOP (the "401(k) Plan"):

                FUND                                          TYPE OF INVESTMENT
- -------------------------------------        --------------------------------------------------
Common Stock Fund                        --  Common stocks and similar equity securities.
Fixed Income Fund                        --  Securities and other property, except common
                                             stocks and similar equity securities, considered
                                             to offer dependable income yields.
Money Market Fund                        --  Primarily short-term instruments of high quality.
U.S. Government Short/Intermediate       --  Short and intermediate term (3-year average)
  Term Fund                                  U.S. Treasury and federally-backed agency
                                             securities.
International Fund                       --  Equity securities of the major free world
                                             economies.

The Trust Company's prime rate and each of the above-listed funds are defined as the "Earnings Crediting Options." A plan participant will be able to allocate any part or all of the balance in his or her Interest Account to each of the Earnings Crediting Options and will be able to change such allocation on a monthly basis.

As of the last day of each month, each part of the balance of a participant's Interest Account for which a separate Earnings Crediting Option is in effect shall be credited with an amount (which may be positive or negative) determined by multiplying such part of the balance by a percentage corresponding to the "Applicable Rate of Return" for such month under such Earnings Crediting Option. The "Applicable Rate of Return" for any month under any Earnings Crediting Option means (i) in the case of an Earnings Crediting Option that is a 401(k) Plan fund, the percentage by which the value of such fund, as determined by the 401(k) Plan's trustee as of the last business day of such month, exceeds, or is less than, the value of such fund as determined by the 401(k) Plan's trustee as of the last business day of the immediately preceding month, and (ii) in the case of any other Earnings Crediting Option, the rate of return applicable for such month as determined by the Compensation Committee in its sole discretion.

The Compensation Committee may at any time, in its sole discretion, determine
(i) that the Trust Company's prime rate or any 401(k) Plan fund shall cease to constitute an Earnings Crediting Option for purposes of the Stock Plan, (ii) that any investment fund that is added to the 401(k) Plan at any time after January 1, 1994, shall not constitute an Earnings Crediting Option for purposes of the Stock Plan, or (iii) that any other hypothetical investment fund or index or referenced rate of return shall constitute an Earnings Crediting Option for purposes of the Stock Plan. Participants will be notified in writing at least 45 days in advance of any such change in the Earnings Crediting Options.

This proposed amendment to the Stock Plan is subject to shareholder approval, as well as shareholder approval of Proposal III herein.

For information regarding the funding and protection of Earnings Crediting Options, see "Funding and Protection of Plan Benefits" below.

EXERCISE OF STOCK OPTIONS AFTER RETIREMENT. Section 2.2(E) of the Stock Plan currently provides that if an optionee's employment shall terminate for any reason other than death or disability, all right to exercise his or her options shall terminate on the expiration dates specified in such options or the date three months after the date of termination of the optionee's employment, whichever date is earlier, except that if such termination is by reason of retirement, the Compensation Committee may in its sole discretion extend such three-month period to the date twelve months after the date of termination. It is proposed that this provision be amended to provide that if an optionee's employment shall terminate by reason of retirement, all such optionee's stock options will expire on the earlier of their specified expiration dates or the date three months (in the case of incentive stock options) or fifteen months (in the case of nonqualified options) after the date of termination of employment, without action by the Compensation Committee. Under the Internal Revenue Code of 1986 (the "Code"), incentive stock options must be exercised no later than three months after termination of employment by reason of retirement in order to be treated as incentive stock options for income tax purposes. The change will allow retirees greater flexibility in the timing of the exercise of nonqualified stock options granted to them during their active service with U.S. Trust.

STOCK OPTION AWARD LIMITATION. The Stock Plan presently contains no limit on the total number of Common Shares with respect to which stock options may be granted to any one person. It is proposed that Section 2.1 of the Stock Plan be amended to provide that the total number of Common Shares with respect to which options may be granted to any person during any calendar year shall not exceed 250,000 Common Shares. The purpose of this amendment is to enable options granted under the Stock Plan to be treated as "performance-based compensation" for purposes of section 162(m) of the Code. As enacted in 1993, section 162(m) limits to $1 million the amount that can be deducted by a publicly-held corporation with respect to the annual compensation it pays to its chief executive officer and to its four other highest paid executive officers. However, under section 162(m), compensation that is performance-based is not taken into account for purposes of the deduction limit. Under proposed federal income tax regulations issued under section 162(m), one of the requirements that must be met in order for options granted under the Stock Plan to qualify for the performance-based exception to the deduction limit is that the Stock Plan include a limit on the maximum number of options that may be granted to any individual participant during a specified period. Management believes that it is desirable for options granted under the Stock Plan to qualify for the performance-based exception.

Summary Description of the Stock Plan

The following is a brief description of the existing Stock Plan with reference where appropriate to the proposed amendments described in this proxy statement.

GENERAL. The Stock Plan provides for the award of Common Shares by means of restricted stock, stock options and performance share units to senior officers of the Corporation, the Trust Company and their subsidiaries. In addition, the Stock Plan provides for the grant of benefit equalization units to certain participants in the 401(k) Plan in order to provide such participants with the full benefits to which they would have been entitled under the 401(k) Plan benefit formula but for certain limitations imposed by the Code.

The Stock Plan currently authorizes the issuance of a maximum of 1,300,000 Common Shares plus the Common Shares previously authorized but not utilized or reserved for issuance under various predecessor plans. As of February 28, 1994, there were an aggregate of 325,506 Common Shares available for future awards under the Stock Plan. The Common Shares to be distributed under the Stock Plan may be shares held in the Corporation's treasury, authorized but previously unissued shares or shares purchased by the Corporation on the open market.

Officers of the Corporation, the Trust Company and their subsidiaries at or above the rank of Vice President are eligible to be granted stock options and other awards under the Stock Plan. In addition, benefit equalization units are automatically credited to certain participants in the 401(k) Plan, as described below under the caption "Benefit Equalization Units." The Compensation Committee selects the officers who will be granted awards and determines the nature, extent and timing of awards, performance goals and performance measurement periods and any conditions to be attached to awards. Currently, there are approximately 450 persons who are eligible to be granted awards under the Stock Plan, including all five of the Named Executive Officers.

RESTRICTED STOCK. A recipient of restricted Common Shares is prohibited from selling, pledging or otherwise disposing of such shares within a period determined by the Compensation Committee (typically three years for all restricted stock awards). Restricted shares are held in the participant's name in a book entry account. During the restricted period, the participant has all of the rights of a shareholder of the Corporation with respect to his or her restricted shares, including voting and dividend rights. Subject to satisfaction of any tax withholding obligation and the participant's compliance with such other conditions as may be imposed by the Compensation Committee, certificates evidencing the shares are delivered to the participant free of restrictions at the conclusion of the restricted period. In the event of the termination of employment of a participant for any reason, all shares then subject to restrictions are forfeited unless the Compensation Committee otherwise determines.

STOCK OPTIONS. The Stock Plan provides for the award of options to purchase Common Shares. The maximum term of all options granted under the Stock Plan is ten years from the date of grant, and the per share exercise price of any option may not be less than the fair market value of a Common Share on the date of grant of the option, as determined by the Compensation Committee. The Compensation Committee may require that an option under the Stock Plan be exercised in installments; each presently outstanding option under the Stock Plan became or becomes exercisable in four substantially equal, cumulative installments over a four-year period, subject to the discretion of the Compensation Committee to accelerate an option in whole or in part upon an optionee's termination of employment by reason of death, permanent disability or retirement. Payment of the option exercise price may be made in cash or in other consideration approved by the Compensation Committee, including Common Shares valued at their fair market value at the time of exercise.

The following table sets forth information with respect to options currently outstanding under the Stock Plan. On February 28, 1994, the closing price of a Common Share on the NASDAQ National Market System was $50.75.

                                                                           NUMBER OF SHARES
                             OPTIONEE OR GROUP                               UNDER OPTION
    --------------------------------------------------------------------   ----------------
    H.M. SCHWARZ........................................................         40,000
    Chairman and CEO
    J.S. MAURER.........................................................         46,000
    President
    F.B. TAYLOR.........................................................         32,000
    Vice Chairman and Chief Investment Officer
    D.M. ROBERTS........................................................         20,000
    Vice Chairman and Treasurer
    F.S. WONHAM.........................................................         20,000
    Vice Chairman
    All executive officers as a group...................................        158,000
    (5 persons)
    All other employees, including officers other than executive                637,731
      officers

Options granted under the Stock Plan are either incentive stock options meeting the requirements set forth in Section 422 of the Code ("ISOs") or options which do not qualify as ISOs ("nonqualified options"). For federal income tax purposes, assuming that the shares acquired by the holder of an ISO are not disposed of within two years from the date the option was granted or one year from the date the option was exercised, the Corporation receives no deduction either upon the grant or the exercise of an ISO or upon a subsequent sale of the shares by the optionee. The optionee realizes no income for regular federal income tax purposes either at the time of the grant or the time of exercise of the ISO. Instead, the optionee realizes income or loss only upon his or her subsequent sale of the option shares, and the optionee's income, in the amount of any excess of the sale price over the option exercise price, will be taxed as long-term capital gain.

If, however, the shares are disposed of within either of the two-and one-year periods mentioned above (a "disqualifying disposition"), the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price will be treated as ordinary income to the optionee in the year of the disqualifying disposition. In addition, if a disqualifying disposition is for more than the fair market value of the shares on the date of exercise, the excess of the amount realized over the fair market value will be treated as a short-term or long-term capital gain realized by the optionee, depending upon the length of time the shares are held. If a disqualifying disposition is for less than the fair market value of such shares on the date of exercise, the amount treated as ordinary income realized by the optionee will be limited to the excess of the amount realized over the option exercise price, and if the disqualifying disposition is for less than the option exercise price, the optionee will realize no ordinary income, but rather a short-term or long-term capital loss, depending upon the length of time the shares are held, equal to the difference between the option exercise price and the amount realized. The Corporation may be entitled, in the year of a disqualifying disposition, to a deduction equal to the amount that the optionee must treat as ordinary income.

The optionee of a nonqualified option does not realize any taxable income upon the grant of the option. Upon exercise of a nonqualified option, the optionee realizes ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. The Corporation will be entitled to a deduction in the same amount as the ordinary income realized by the optionee. Upon the sale of such shares, the optionee will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the market price of the shares on the date of exercise.

An option under the Stock Plan will not be exercisable unless the optionee has remained in the employ of the Corporation, the Trust Company or a participating subsidiary for such period after the date of grant of the option as may be determined by the Compensation Committee. If the optionee's employment shall terminate (except by reason of death or disability), the option will be exercisable, to the extent the optionee was entitled to exercise the option on the date of such termination, until the earlier of (i) three months after the date of termination of employment and (ii) the expiration date specified in the option. This three-month period is extended to twelve months if the optionee's employment shall terminate by reason of disability, is extended to two years after death if the optionee's employment shall terminate by reason of death or if the optionee dies within one year of retiring as a result of a disability, and may, in the Compensation Committee's sole discretion, be extended to twelve months if the optionee ceases to be an employee by reason of retirement. As described above under the caption "Proposed Amendments -- Exercise of Stock Options after Retirement," the shareholders are being asked to approve an amendment to the Stock Plan which would change the option exercise period, in the event of the optionee's termination of employment by reason of retirement, to the earlier of the expiration date specified in the option and the date three months (in the case of an ISO) or fifteen months (in the case of a nonqualified option) after the date of termination of employment. The Compensation Committee would not have the discretion to extend the option exercise period.

PERFORMANCE SHARE UNITS. See "Compensation of Executive Officers -- Performances Share Units" above for a general description of Performance Share Units.

As described above under the caption "Proposed Amendments -- Investment Options for Deferred Performance Awards," shareholders are being asked to approve an amendment to the Stock Plan which would permit a participant to elect one or more of a number of rates of return for the participant's Interest Account, and to change such election on a monthly basis. Approximately 14 participants in the Stock Plan, including all five of the Named Executive Officers, currently have deferred awards to their credit under the Stock Plan.

BENEFIT EQUALIZATION UNITS. Under the Stock Plan, awards of benefit equalization units are credited to certain participants in the 401(k) Plan to compensate them for reductions of the ESOP contributions made to the 401(k) Plan on behalf of such participants, which reductions are imposed by the Code as a condition for qualifying the ESOP portion of the 401(k) Plan for certain tax benefits. All participants in the 401(k) Plan whose ESOP contributions thereunder are reduced because of such Code limitations automatically receive benefit equalization units under the Stock Plan.

The number of benefit equalization units credited to a participant is equal to
(a) the amount of the ESOP contribution for a 401(k) Plan year which would have been made to the Plan on the participant's behalf under the formula set forth in the 401(k) Plan in the absence of the Code limitations, less (b) the amount of the ESOP contribution for such Plan year actually made on the participant's behalf, taking into account the Code limitations, divided by (c) the Average Market Value of a Common Share on the last business day of the relevant 401(k) Plan year. In addition, benefit equalization units earn Common Share dividend equivalents which are converted into additional benefit equalization units on the basis of the Average Market Value of a Common Share on a dividend payment date.

A participant's interest in benefit equalization units is fully vested at all times and not subject to forfeiture. As soon as practicable after the termination of a participant's employment, the participant will receive a number of Common Shares equal to the whole number of benefit equalization units then credited to the participant's account (fractional units are settled in cash). Apart from the right to dividend equivalents, benefit equalization units do not entitle the holder to any of the rights of a holder of Common Shares.

CHANGE IN CONTROL PROVISIONS. See "Compensation of Executive Officers -- Change in Control Provisions" above.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1989 STOCK COMPENSATION PLAN.

V APPROVAL OF AMENDMENTS TO THE PREDECESSOR PERFORMANCE PLANS

The provisions of the 1988 Long-Term Plan and the Long-Term Plan (collectively, "the Predecessor Performance Plans") are substantially the same as the performance share unit feature of the Stock Plan as described above, which superseded the Predecessor Performance Plans, except that certain Interest Accounts under the Long-Term Plan are credited with interest, compounded annually, equal to one-half of the Corporation's rate of return on shareholders' equity, rather than at the Trust Company's prime rate, compounded quarterly. No Performance Cycles remain in progress under the Predecessor Performance Plans; however, deferred awards remain outstanding in the form of Interest Accounts and phantom share units for the benefit of 8 employees of the Corporation and its subsidiaries, including all five of the Named Executive Officers except Mr. Taylor.

The Board of Directors has approved, effective January 1, 1994, subject to shareholder approval, amendments to the Predecessor Performance Plans which are substantially the same as those described above for the Stock Plan, to give participants the option to choose from among alternative Earnings Crediting Options for purposes of determining the amounts to be credited to their Interest Accounts. Initially, there will be six rates of return available -- the Trust Company's prime rate and the rates of return on the five investment funds under the 401(k) Plan enumerated above under the caption "IV Approval of Amendments to the Stock Plan -- Proposed Amendments -- Investment Options for Deferred Performance Awards." However, the Earnings Crediting Options will not be available for amounts in Interest Accounts under the Long-Term Plan which are earning interest equal to one-half of the Corporation's rate of return on shareholders' equity. The proposed amendments to the Predecessor Performance Plans are also subject to shareholder approval of Proposal III herein.

For information regarding the funding and protection of Earnings Crediting Options, see "Funding and Protection of Plan Benefits" below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENTS TO THE 1988 LONG-TERM PERFORMANCE PLAN AND THE LONG-TERM PERFORMANCE PLAN.

VI APPROVAL OF AMENDED BOARD DEFERRED PLAN

The Board Deferred Plan permits "Eligible Board Members" (Board members who are not also officers of the Corporation, the Trust Company and other subsidiaries of the Corporation) to elect to defer their receipt of the cash compensation payable to them as retainer fees and meeting attendance fees for their services as Board members or members of any Board committees ("Eligible Compensation"). There are currently 17 Eligible Board Members, six of whom are currently participating in the Board Deferred Plan. Compensation deferred under the Board Deferred Plan is credited with interest, compounded quarterly, at a rate determined from time to time by the committee of directors which administers the Plan, who are chosen by the Board of

Directors from among those directors who are ineligible to participate in the Plan. Such rate is currently the Trust Company's prime rate.

The Board of Directors has approved, effective January 1, 1994, subject to the approval of the shareholders, an amended and restated Board Deferred Plan under which Eligible Board Members would have the same investment options for the crediting of earnings on their deferred compensation as would be available for earnings on deferred performance awards earned under the Stock Plan and the Predecessor Performance Plans (as proposed to be amended as described above). Thus, a participant in the Board Deferred Plan would be able to elect to allocate his or her deferred compensation between phantom share units and an Interest Account. The phantom share units under the Board Deferred Plan would be identical to those under the Stock Plan and Predecessor Performance Plans; for example, they would accrue Common Share dividend equivalents in the form of additional phantom share units and would be settled by the issuance of Common Shares on the basis of one Common Share for each phantom share unit.
Participants in the Board Deferred Plan would be able to choose from among the same Earnings Crediting Options for their Interest Accounts as are available for Interest Accounts under the Stock Plan and Predecessor Performance Plans as proposed to be amended, i.e., the Trust Company's prime rate and the rates of return on the five investment funds under the 401(k) Plan enumerated above under the caption "IV Approval of Amendments to the Stock Plan -- Proposed Amendments
- -- Investment Options for Deferred Performance Awards." A participant's account balance under the Board Deferred Plan at January 1, 1994, would be allocated between phantom share units and the Interest Account in any proportion elected by the participant prior to December 31, 1993. Subsequent compensation deferred under the Board Deferred Plan must be allocated in the same manner as deferred performance awards under the Stock Plan and Predecessor Performance Plans, i.e., at least 50% of the value of deferred amounts must be converted into phantom share units.

The Board Deferred Plan was not previously submitted to shareholders for their approval because the benefits thereunder were not payable in Common Shares or valued by reference to the market performance over time of the Common Shares. Shareholder approval of the amended Board Deferred Plan will exempt the receipt by directors of phantom share units and Common Shares thereunder from Section 16(b) of the Securities Exchange Act of 1934.

The Board of Directors believes that the greater investment flexibility which would be provided under the Board Deferred Plan as amended will aid the Corporation in attracting and retaining non-employee board members of exceptional ability. In addition, the stock-based features of the Board Deferred Plan, as amended, will further align the interests of non-employee board members with those of the Corporation's shareholders and is consistent with the general trend toward offering stock or stock-based compensation to non-employee directors.

Set forth below is a general summary of the terms of the Board Deferred Plan as proposed to be amended. Such summary is qualified in its entirety by reference to the text of the proposed amended Board Deferred Plan, which is attached to this proxy statement as Appendix B.

DEFERRAL ELECTIONS. With respect to each year beginning in 1994, an Eligible Board Member may elect in writing to have payment of any part or all of his or her Eligible Compensation for such year deferred under the terms of the Board Deferred Plan. In the election form, the Eligible Board Member (i) specifies, by a percentage in an even multiple of 5%, the portion of his or her Eligible Compensation to be deferred ("Deferred Amounts"), and (ii) specifies, by percentages in even multiples of 5%, the portion of the Deferred Amounts to be converted into phantom share units and the portion to be allocated to his or her Interest Account under the Board Deferred Plan. At least 50% of an Eligible Board Member's Deferred Amounts for each year beginning in 1994 must be converted into phantom share units. Any deferral election made by an Eligible Board Member with respect to his or her Eligible Compensation, and any election made as to the allocation of the Deferred Amounts between phantom share units and the Interest Account, shall be irrevocable.

Each participant in the Board Deferred Plan prior to 1994 was given the right under the amended Plan to elect to have his or her account balance under the Plan at December 31, 1993 (the participant's "Existing Balance") allocated between phantom share units and the participant's Interest Account in such percentages (in even multiples of 5%) as the participant specified in writing prior to December 31, 1993.

A participant's interest in his or her phantom share units and Interest Account shall be fully vested and nonforfeitable at all times.

PHANTOM SHARE UNITS. The number of phantom share units into which any Deferred Amount is to be converted shall be determined by dividing the dollar value of such Deferred Amount by the Average Market Value of one Common Share on the conversion date or, if such conversion date is not a business day, on the business day next preceding such conversion date. Phantom share units earn Common Share dividend equivalents which are converted into additional phantom share units on the basis of the Average Market Value of a Common Share on a dividend payment date.

In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, merger, or any similar change affecting the Common Shares, the number and kind of shares represented by phantom share units will be appropriately adjusted consistent with such change in such manner as the Plan Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the participants under the Board Deferred Plan.

CREDITING OF EARNINGS. As of the last day of each month, each part of the balance of a participant's Interest Account for which a separate Earnings Crediting Option is in effect shall be credited with an amount (which may be positive or negative) determined by multiplying such part of the balance by a percentage corresponding to the "Applicable Rate of Return" for such month under such Earnings Crediting Option. The "Applicable Rate of Return" for any month under any Earnings Crediting Option shall mean (i) in the case of an Earnings Crediting Option that is a 401(k) Plan fund, the percentage by which the value of such fund, as determined by the 401(k) Plan's trustee as of the last business day of such month, exceeds, or is less than, the value of such fund as determined by the 401(k) Plan's trustee as of the last business day of the immediately preceding month, and (ii) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Plan Committee in its sole discretion.

The Plan Committee may at any time, in its sole discretion, determine (i) that the Trust Company's prime rate or any 401(k) Plan fund shall cease to constitute an Earnings Crediting Option for purposes of the Board Deferred Plan, (ii) that any investment fund that is added to the 401(k) Plan at any time after January 1, 1994, shall not constitute an Earnings Crediting Option for purposes of the Plan, or (iii) that any other hypothetical investment fund or index or referenced rate of return shall constitute an Earnings Crediting Option for purposes of the Plan. Participants will be notified in writing at least 45 days in advance of any such change in the Earnings Crediting Options.

Whenever a participant first elects to have his or her Deferred Amounts allocated to an Interest Account, the participant shall specify, by percentages in even multiples of 5%, the respective parts of the balance of his or her Interest Account which are to be credited with earnings under each of the Earnings Crediting Options designated by the participant. The Earnings Crediting Options selected in such initial election will remain in effect (and will apply to all additional amounts allocated to the Interest Account pursuant to any deferral elections made by the participant with respect to any subsequent years) until the participant changes his or her election.

A participant's account will continue to be credited with earnings until all payments have been made which are required to be made with respect to the Interest Account, as described below under "-- Payment of Account Balances." For this purpose, any payments made with respect to a participant's Interest Account will be deemed to have been made pro rata from the respective parts of the balance of the Interest Account that are subject to separate Earnings Crediting Options.

PAYMENT OF ACCOUNT BALANCES. Balances held for a participant's account under the Board Deferred Plan will become payable upon the participant's ceasing to be a member of any Board for any reason. Payment with respect to a participant's account will be made in ten annual installments commencing on the first business day of February of the year following the year in which the participant ceases to be a member of any Board. Payments with respect to a participant's Interest Account will be made in cash, and payments with respect to a participant's phantom share units will consist of one Common Share for each whole phantom share unit. Fractional phantom share units will be settled in cash on the basis of the Average Market Value of a Common Share on the business day immediately preceding the date on which such installment payment is to be made.

Any installment payments remaining to be made to a participant at the date of his or her death will be made to the participant's designated beneficiary in a single payment of cash and Common Shares as soon as practicable after the date of death. Payment with respect to any part or all of a participant's account may be made to the participant or the participant's beneficiary in advance of the above-mentioned ten-year installment schedule if the Plan Committee, in its sole discretion, determines that such advance payment is necessary to help the participant or the beneficiary meet an "unforeseeable emergency" within the meaning of the federal Income Tax Regulations.

RIGHTS OF PARTICIPANTS. A participant in the Board Deferred Plan will have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. A participant's rights to payments under the Board Deferred Plan are not subject to assignment in any manner.

ADMINISTRATION. The Board Deferred Plan is administered by a Committee composed of at least three Board members who are appointed by the Board of Directors from among Board members who are not Eligible Board Members (i.e., three Board members who are officers of the Corporation or the Trust Company). If at any time there are fewer than three such Board members, additional members of the Committee shall be appointed from among those Board members who have never participated in the Plan or, in the absence of any such Board members, from among the senior officers of the Corporation or any of its affiliated companies.

No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith. The Corporation shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability arising out of any act or omission to act in connection with the Board Deferred Plan unless such cost, expense or liability arises out of such member's own fraud or bad faith.

AMENDMENT OR TERMINATION. The Board of Directors of the Corporation may, with prospective or retroactive effect, amend, suspend or terminate the Board Deferred Plan at any time, provided that no amendment of the Board Deferred Plan shall deprive any participant of any rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent. Any amendment that the Board of Directors would be permitted to make may also be made by the Plan Committee where appropriate to facilitate the administration of the Board Deferred Plan or to comply with applicable law or any applicable rules and regulations of governing authorities, provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

For information regarding the funding and protection of Earnings Crediting Options, see "Funding and Protection of Plan Benefits" below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDED BOARD MEMBERS' DEFERRED COMPENSATION PLAN OF U.S. TRUST CORPORATION.

EXECUTIVE DEFERRED COMPENSATION PLAN

The Board of Directors has approved, effective January 1, 1994, an Executive Deferred Compensation Plan (the "Executive Deferred Plan"). All officers of the Corporation, the Trust Company and their subsidiaries at or above the rank of Vice President whose total annual compensation (as defined in the Plan) exceeds $150,000 are eligible to participate in the Executive Deferred Plan. Currently, approximately 100 persons are eligible to participate in the Executive Deferred Plan, including the five Named Executive Officers.

With respect to each year beginning in 1994, a participant in the Executive Deferred Plan may elect to defer his or her receipt of all or any part (in multiples of 5%) of his or her "Eligible Compensation" for such year. Eligible Compensation for any year is defined as a certain portion of a participant's award payable during such year under the Corporation's 1990 Annual Incentive Plan, certain commissions payable to the participant during such year, and any bonus or incentive payment earned during such year by the participant pursuant to any employment agreement between the participant and the Corporation or any subsidiary. Participants in the Executive Deferred Plan are able to choose rates of return for their deferred amounts from among any or all of the same rates of return described above under the caption "IV Approval of Amendments to the Stock Plan -- Proposed Amendments -- Investment Options for Deferred Performance Awards."

Deferred amounts under the Executive Deferred Plan become payable upon a participant's termination of employment, or upon a "change in control" of the Corporation as defined above under the caption "Compensation of Executive Officers -- Change in Control Provisions." Payment of deferred amounts generally will be made in a single cash lump sum. However, if employment was terminated by reason of retirement or death and the employee has so elected, payment will be made in ten annual cash installments.

The Executive Deferred Plan is not being submitted to shareholders for their approval because the benefits thereunder are not payable in Common Shares or valued by reference to the market performance over time of the Common Shares.

FUNDING AND PROTECTION OF PLAN BENEFITS

As discussed above under Proposals IV, V and VI, it is proposed that the Stock Plan, the Predecessor Performance Plans and the Board Deferred Plan be amended so as to give participants therein the option of choosing from among additional rates of return for earnings on their deferred compensation held in Interest Accounts, which rates would match the rates of return on certain of the investment funds available for the investment of employees' accounts under the 401(k) Plan. However, amounts held in Interest Accounts, as well as amounts under the Executive Deferred Plan, would not actually be invested by the Corporation in the 401(k) Plan investment funds. All the above-mentioned Plans (collectively, the "Deferred Benefit Plans") are intended to be unfunded plans for tax purposes, and participants thereunder have the status of general unsecured creditors of the Corporation with respect to their rights to receive any benefits.

If Proposals III, IV, V and VI are approved by the shareholders, management intends that the Corporation's obligations with respect to amounts in Interest Accounts earning 401(k) Plan rates of return under the Deferred Benefit Plans would be funded through a variable life insurance policy under which the Corporation's premium payments (in amounts equal to all Interest Account allocations earning 401(k) Plan rates of return) would be invested in funds maintained under the policy which would generally correspond in their investment objectives to the five 401(k) Plan investment funds used to determine rates of return for the Interest Accounts. Management estimates that the Corporation's after-tax rate of return on the insurance policy will approximate the after-tax cost to the Corporation of the Interest Account portions of the Deferred Benefit Plans which earn 401(k) Plan rates of return.

The insurance policy would have the following additional features: (i) the return on investment of premiums would not be currently taxable to the Corporation; (ii) death benefit proceeds payable to the Corporation would not be subject to federal or state income tax; and (iii) the policy would permit surrender by the Corporation at any time for its then cash surrender value. Participants in the Deferred Benefit Plans would have no ownership interest in or rights with respect to the policy.

It is intended that a benefits protection trust would be established by the Corporation to which would be contributed the above-mentioned life insurance policy and other assets. Although contributions to such trust would be made in the discretion of management, the trust itself, and contributions once made thereto, would be irrevocable, except that the insurance policy and all other assets held in the trust would remain subject to the claims of the Corporation's creditors in the event of its insolvency or bankruptcy. In the event of a "change in control" of the Corporation (as defined above under the caption "Compensation of Executive Officers -- Change in Control Provisions"), the insurance policy and other trust assets would be used to satisfy the obligations of the Corporation under the Deferred Benefit Plans.

VII MISCELLANEOUS

OTHER MATTERS

The management of the Corporation does not know of any matters to be presented at the Meeting other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matters properly come before the Meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 1995 Annual Meeting of Shareholders must be received by the Corporation for possible inclusion in the proxy statement and form of proxy relating to the 1995 meeting by November 11, 1994.

COST OF SOLICITATION

The expense of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone, by facsimile or by telegraph. It is anticipated that banks, brokerage firms and other institutions, nominees and fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies; and, if they in turn so request, the Corporation will reimburse such banks, brokerage firms and other institutions, nominees and fiduciaries for their expenses in forwarding such material. Officers and regular employees of the Corporation and the Trust Company also may solicit proxies without additional remuneration therefor. The Corporation has retained Morrow & Co., Inc., New York, New York, to aid in the solicitation of proxies for an estimated fee of $5,500.

Dated: March 11, 1994

Carol A. Strickland
Secretary

APPENDIX A

1989 STOCK COMPENSATION PLAN
OF U.S. TRUST CORPORATION

AS AMENDED, RESTATED AND RENAMED
EFFECTIVE AS OF JANUARY 1, 1994

SECTION 1.  INTRODUCTION

1.1 PURPOSE

     The purpose of the 1989 Stock Compensation Plan of U.S. Trust Corporation (the "Plan") is to advance and promote the interests of U.S. Trust Corporation and its Affiliated Companies by encouraging and enabling their senior level employees to acquire common shares of U.S. Trust Corporation and by providing for monetary payments to such employees based in part on the value of such shares. In addition, the Plan will provide benefits to Members of the 401(k) Plan (as hereinafter defined) whose allocations under the 401(k) Plan are reduced as a result of the operation of the limitations imposed under sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended. Accordingly, the Plan is intended as a further means not only of attracting and retaining outstanding management but also of promoting a close identity of interest between management and U.S. Trust Corporation's shareholders.

     The Plan, as hereinafter set forth, represents a continuation of the 1989 Stock Compensation Plan of United States Trust Company of New York and Affiliated Companies, as amended, restated and renamed effective as of January 1, 1994 to reflect (a) the adoption of the Plan by U.S. Trust Corporation as its own Plan and the Corporation's assumption of, and becoming solely responsible for, all liabilities and obligations of United States Trust Company of New York under the Plan, and (b) changes in certain other provisions of the Plan.

     The amendments described in clause (a) of the preceding paragraph, and the amendments to Sections 2.1(ii), 2.2(E)(4), and 4.7, as reflected in this Restatement, are subject to approval by shareholders of the Corporation at its annual meeting scheduled to be held on April 26, 1994.

1.2 DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     "AFFILIATED COMPANIES" shall mean United States Trust Company of New York, and each other direct or indirect subsidiary of the Corporation.

     "AVERAGE MARKET VALUE" shall mean, with respect to one Common Share as of any date or with respect to any period, the mean between the per-share high and low prices for the Corporation's Common Shares on such date, or on each day during such period, as quoted on the NASDAQ National Market System, or, if the Corporation's Common Shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.

     "AWARD" shall mean the grant of any Option, Performance Share Unit, Restricted Common Share or Benefit Equalization Unit, or any combination thereof, by the Committee to a Participant.

     "BENEFICIARY" shall mean the person or persons designated by a Participant in accordance with Section 6.9 to exercise any Option or to receive any amount, or any Common Shares, payable under the Plan upon the Participant's death.

     "BENEFIT EQUALIZATION UNIT," "PERFORMANCE SHARE UNIT" and "PHANTOM SHARE UNIT" shall mean a unit of measurement equivalent to one Common Share, with none of the attendant rights of a shareholder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

     "CHANGE IN CONTROL" shall mean that any of the following events has occurred:

   (i) 20% or more of the Common Shares has been acquired by any person (as defined by Section 3(a)(9) of the Securities Exchange Act of 1934) other than directly from the Corporation;

   (ii) there has been a merger or equivalent combination after which 49% or more of the voting shares of the surviving corporation is held by persons other than former shareholders of the Corporation; or

   (iii) 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Corporation;

provided, however, that notwithstanding anything in the Plan to the contrary, no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control as provided in Sections 2.2(E)(6), 2.2(J), 3.7, 4.11 and 5.6 shall exist, to the extent that the Board of Directors so directs by resolution adopted prior to the Change in Control, or not later than 45 days after the Change in Control if the percentage of Common Shares acquired or directors elected under clause (i) or (iii) of the foregoing definition of Change in Control shall be at least 20% but less than 25%. Any resolution of the Board of Directors adopted in accordance with the provisions of this definition directing that a Change in Control shall be deemed not to have occurred for purposes of this Plan and that Sections 2.2(E)(6), 2.2(J), 3.7, 4.11 and 5.6, or any of such Sections shall not become effective, may be rescinded or countermanded at any time with or without retroactive effect.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "COMMITTEE" shall mean the Compensation and Benefits Committee of the Board of Directors.

     "COMMON SHARES" shall mean the common shares ($1.00 par value) of the Corporation.

     "CORPORATION" shall mean U.S. Trust Corporation.

     "DETERMINED VALUE" shall mean the higher of (i) the highest bid price per Common Share during the twelve months immediately preceding the date of a Change in Control, or (ii) the highest price per Common Share actually paid in connection with any Change in Control (including, without limitation, prices paid in any subsequent merger or combination with any entity that acquires control of the Corporation).

     "DIVIDEND PAYMENT DATE" shall mean the date on which the Corporation pays a dividend on its Common Shares.

     "ESOP CONTRIBUTION" shall mean, (i) for any Plan Year (as defined in the 401(k) Plan) beginning on or after January 1, 1992, the ESOP Contribution to be made on behalf of a Participant under the provisions of the 401(k) Plan in effect for such Plan Year and (ii) for any Plan Year (as defined in the 401(k)
Plan) ending prior to January 1, 1992, the 50 percent portion of the Profit-Sharing Amount (as defined in the 401(k) Plan in effect for such year) that was to be contributed to or for the benefit of a Participant for such year and that was not subject to the Participant's election to receive such amount in cash.

     "401(K) PLAN" shall mean (i) for any period beginning on or after January 1, 1992, the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies and (ii) for any period ending prior to January 1, 1992, the Employees' Profit-Sharing Plan of United States Trust Company of New York and Affiliated Companies.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase Common Shares that qualifies as an incentive stock option within the meaning of section 422A of the Code.

     "KEY EMPLOYEE" shall mean any officer of the Corporation or any of its Affiliated Companies at or above the rank of Vice President.

     "MEMBER" shall mean any person included in the membership of the 401(k)
Plan.

     "NONQUALIFIED STOCK OPTION" shall mean an option to purchase Common Shares that does not qualify as an Incentive Stock Option.

     "OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock
Option.

     "PARTICIPANT" shall mean any Key Employee who is selected to participate in the Plan in the manner described in Section 1.4. Any other employee of the Corporation or any of its Affiliated Companies who is a Member of the 401(k) Plan shall also be treated as a "Participant" for purposes of Section 5 of this Plan if, for any Plan Year (as defined in the 401(k) Plan), the ESOP Contribution otherwise to be made on behalf of such Participant, or to be allocated to the Participant's account under the 401(k) Plan, for such Plan Year is reduced as a result of the Statutory Limitations.

     "PERFORMANCE CYCLE" shall mean the period of time, designated by the Committee, during which performance is measured for the purpose of determining whether an Award of Performance Share Units with respect to such period has been earned.

     "PERFORMANCE GOALS" shall mean, with respect to any Performance Cycle, the performance objectives selected by the Committee to apply for the purpose of determining whether, and to what extent, Awards of Performance Share Units will be earned for such Performance Cycle.

     "PRIOR PLAN" shall mean the 1989 Stock Compensation Plan of United States Trust Company of New York and Affiliated Companies, as in effect from time to time prior to January 1, 1994.

     "RESTRICTED COMMON SHARES" shall mean Common Shares which are subject to the Restrictions set forth in Section 3, and any new, additional or different securities a Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in corporate or capital structure of the Corporation.

     "RESTRICTED PERIOD" shall mean the period of time during which Restricted Common Shares are subject to Restrictions as set forth in Section 3.

     "RESTRICTIONS" shall mean the restrictions on Restricted Common Shares determined in accordance with Section 3.

     "STATUTORY LIMITATIONS" shall mean, with respect to any Plan Year (as defined in the 401(k) Plan), the limitations imposed under sections 401(a)(17) and 415 of the Code with respect to the amount of compensation that may be taken into account in calculating contributions on behalf of any Member, and the amount of contributions that may be allocated to a Member's account, under the 401(k) Plan for such year.

1.3 ADMINISTRATION

     The Plan shall be administered by the Committee. In no event shall a member of the Committee be eligible for an Award under the Plan. A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephone meeting, by action of a majority of the members present, or without a meeting by unanimous written consent. In addition to the responsibilities and powers assigned to the Committee elsewhere in the Plan, the Committee shall have the authority to:

   (i)   select the Participants;

   (ii) grant Options, Restricted Common Shares, Performance Share Units and Benefit Equalization Units to Participants in such combination and in such amounts as it shall determine, subject to the terms and conditions of the Plan;

   (iii) determine the nature of the Restrictions and the duration of the Restricted Period applicable to each Award of Restricted Common Shares in accordance with Section 3;

   (iv)  determine the duration of each Performance Cycle;

   (v)   establish the Performance Goals for each Performance Cycle;

   (vi) determine the maximum percentage of compensation with respect to which an Award of Performance Share Units may be made to each Participant, and the actual amount earned by each Participant with respect to such Awards;

   (vii) determine whether an Option that is granted to a Participant shall constitute a Nonqualified Stock Option or an Incentive Stock Option, the number of Common Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

   (viii) amend any Incentive Stock Option with the consent of the Participant so as to make it a Nonqualified Stock Option;

   (ix) determine the amount of each Participant's ESOP Contribution for any Plan Year (as defined in the 401(k) Plan) which could not be contributed on the Participant's behalf, or allocated to the Participant's account under the 401(k) Plan, because of the Statutory Limitations;

   (x) treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence as a period of employment, for purposes of accrual of his rights with respect to any Award; and

   (xi) establish from time to time guidelines or regulations for the administration of the Plan, interpret the Plan, cause appropriate records to be established, and make all determinations and take all other actions considered necessary or advisable for the administration of the Plan.

     All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

1.4 PARTICIPATION

     Except for purposes of Section 5, Participants in the Plan shall be limited to those Key Employees who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan; and no employee shall at any time have the right to be selected as a Participant. No Participant shall have the right, by virtue of having been granted an Award, to be granted any additional Award at any future date.

1.5 MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR AWARDS

     Notwithstanding any other provision of the Plan, the number of Common Shares that may be distributed to Participants during the term of the Plan shall be limited to one million three hundred thousand (1,300,000) Common Shares plus the Common Shares, if any, remaining unused from the Common Shares previously approved by the shareholders for awards and options under the 1981 Incentive Stock Option Plan, 1981 Stock Option Plan, 1986 Stock Option Plan, Restricted Stock Plan, Long-Term Performance Plan and 1988 Long-Term Performance Plan. In the event (i) any Option granted under the Plan shall terminate or expire or
(ii) Awards of Performance Share Units or Restricted Common Shares shall be forfeited, the number of Common Shares no longer subject to such Option or no longer payable under such Award, and the number of Restricted Common Shares that are forfeited, shall thereupon be released and shall thereafter be available for new Awards under the Plan. In the event of a cancellation of an Option as provided in Paragraph J of Section 2.2, the number of Common Shares as to which such Option was canceled shall not again become available for use under the Plan. The number of Common Shares represented by Benefit Equalization Units paid for in cash lump sums pursuant to Section 5.6 shall not again become available for use under the Plan. Furthermore, in determining the number of Common Shares available for Awards under the Plan, only the number of Common Shares paid in satisfaction of Awards of Performance Share Units in accordance with Section 4.3, and Phantom Share Units in accordance with Section 4.9, shall be considered to have been used with respect to such Awards; provided, however, that the number of Common Shares represented by Performance Share Units and Phantom Share Units paid for in cash lump sums pursuant to Section 4.11 shall not again become available for use under the Plan. The limitation provided under this Section 1.5 shall be subject to adjustment as provided in Section 6.1. The Common Shares distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (as such time or times and in such manner as it may determine); provided, however, that Restricted Common Shares shall be distributed from shares held in the treasury of the

Corporation. The Corporation shall be under no obligation to acquire Common Shares for distribution to Participants before payment in Common Shares is due.

SECTION 2. STOCK OPTIONS

2.1 AWARDS OF OPTIONS

     Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Participants to whom Incentive Stock Options, or Nonqualified Stock Options, or both, are to be granted and the number of Common Shares to be optioned to each Participant; provided, however, that (i) the aggregate fair market value (determined at the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all incentive stock option plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000; and (ii) the total number of Common Shares with respect to which Options may be granted to any Participant during any calendar year beginning on or after January 1, 1994, shall not exceed 250,000 Common Shares.

2.2 TERMS AND CONDITIONS OF OPTIONS

     Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee (the "Option Agreement"). The Option Agreement shall contain the following terms and conditions, and such other terms and conditions as the Committee may deem appropriate:

          (A) OPTION PERIOD. Each Option Agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period. The Committee may extend such period; provided, however, that in the case of any Option that the Committee previously determined to constitute an Incentive Stock Option, such extension shall not in any way disqualify the Option as an Incentive Stock Option. In no case shall such period, including any such extensions, exceed
     (i) ten years from the date of grant, or (ii) in the case of Incentive Stock Options granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares possessing more than 10 percent of the total combined voting power of all classes of shares of his or her employer corporation or of its parent or subsidiary corporation (a "Ten Percent Shareholder"), five years from the date of grant.

          (B) PURCHASE PRICE. The purchase price per Common Share shall be determined by the Committee at the time any Option is granted, and shall be not less than (i) the fair market value, or (ii) in the case of Incentive Stock Options granted to a Ten Percent Shareholder, 110 percent of the fair market value (but in no event less than the par value), of a Common Share on the date the Option is granted, as determined by the Committee.

          (C) EXERCISE OF OPTION. Except as otherwise provided under the Plan, no part of any Option may be exercised until the Participant shall have remained in the employ of the Corporation or any of its Affiliated Companies for such period after the date on which the Option is granted as the Committee may specify in the Option Agreement, and the Option Agreement may provide for exercisability in installments.

          (D) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each Option Agreement shall provide that the purchase price of the Common Shares as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Common Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Common Shares having a total fair market value, as so determined, equal to the purchase price. The Committee in its sole discretion may also provide that the purchase price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of the applicable sale or loan proceeds to pay the purchase price.

          (E) EXERCISE IN THE EVENT OF TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL. In the event a Participant's employment with the Corporation and its Affiliated Companies should terminate, or if a Change in Control should occur, Options granted to the Participant may be exercised in accordance with the following provisions:

             (1) If a Participant's employment terminates as a result of death, permanent disability or retirement, the Committee may, in its sole discretion, accelerate in whole or in part any or all Options which the Participant was not then entitled to exercise and the Participant (or, in the case of the Participant's death, the Participant's Beneficiary) shall have the right to exercise all Options so accelerated on the date of such termination.

             (2) If a Participant dies (i) while an employee or (ii) within twelve months after termination of employment because of permanent disability, the Participant's Options may be exercised, to the extent that the Participant was entitled to exercise such Options on the date of his or her death or termination of employment, by the Participant's Beneficiary at any time, or from time to time, but not later than the expiration date specified in paragraph (A) of this Section 2.2 or two years after the Participant's death, whichever date is earlier.

             (3) If a Participant's employment terminates as a result of permanent disability, the Participant may exercise his or her Options, to the extent that the Participant was entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, but not later than the expiration date specified in paragraph (A) of this Section 2.2 or twelve months after such termination of the Participant's employment, whichever date is earlier.

             (4) If a Participant's employment terminates as a result of his or her retirement, the Participant may exercise his or her Options to the extent the Participant was entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, but not later than the earlier of (x) the expiration date specified in paragraph (A) of this Section 2.2, or (y) three months (or, in the case of any Nonqualified Stock Options, 15 months) after such termination of the Participant's employment.

             (5) If a Participant's employment terminates for any reason other than death, permanent disability or retirement as described in (2), (3) or (4) of this paragraph (E), all right to exercise his or her Options shall terminate at the expiration date specified in paragraph (A) of this Section 2.2 or three months after termination of employment, whichever date is earlier.

             (6) Notwithstanding any other provision herein to the contrary (but subject to the proviso contained in the definition of "Change in Control" in Section 1.2), upon the occurrence of a Change in Control, the right to exercise all Options granted under the Plan which a Participant would not otherwise have been entitled to exercise at such time shall be accelerated, and the Participant shall thereupon have the right to exercise all such Options immediately.

          (F) TRANSFERABILITY OF OPTIONS. Any Option granted to a Participant under the Plan shall be nontransferable and may be exercised during the Participant's lifetime only by the Participant.

          (G) INVESTMENT REPRESENTATION. Each Option Agreement may provide that, upon demand by the Committee for such a representation, the Participant (or, in the case of the Participant's death, the Participant's Beneficiary) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Shares issued upon exercise of an Option and prior to the expiration of the option period shall be a condition precedent to the right of the Participant (or the Participant's Beneficiary) to purchase any Common Shares. In the event certificates are delivered under the Plan for any Common Shares with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

          (H) PARTICIPANTS TO HAVE NO RIGHTS AS SHAREHOLDERS. A Participant shall not have any rights as a shareholder with respect to any Common Shares that are subject to any Option granted to the Participant, prior to the date as of which such shares are issued to the Participant pursuant to his or her exercise of such Option.

          (I) OTHER OPTION PROVISIONS. Each Option Agreement shall also contain the applicable terms and conditions set forth in Sections 6.1 and 6.6 and may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, the Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan (or any predecessor plan) be terminated.

          (J) CANCELLATION OF OPTIONS UPON A CHANGE IN CONTROL. Upon the occurrence of a Change in Control, all Options that were granted under the Plan at least six months prior to the date of such Change in Control shall be cancelled. In the event of any such cancellation, the Corporation's obligation in respect of each such Option shall be discharged by payment to the Participant of a single cash lump sum (reduced by any taxes withheld pursuant to Section 6.8) in an amount equal to the excess, if any, of the Determined Value of the Common Shares subject to the Option or portion thereof so cancelled over the aggregate purchase price of such shares as set forth in the applicable Option Agreement. All such amounts shall be payable as soon as practicable following the Change in Control.

          (K) SEQUENTIAL EXERCISE OF OPTIONS NOT REQUIRED. Options granted under the Plan may be exercised in any order, regardless of the date of grant or the existence of any other outstanding Option.

SECTION 3. RESTRICTED COMMON SHARES

3.1 AWARDS OF RESTRICTED COMMON SHARES

     Restricted Common Shares awarded under this Plan shall be subject to such Restrictions as may be imposed with respect to such Shares by the Committee pursuant to Section 3.2. Any Restrictions so imposed shall be binding on the Corporation and on the Participants and their Beneficiaries.

3.2 RESTRICTIONS AND RESTRICTED PERIOD

     At the time each Award of Restricted Common Shares is granted, the Committee shall establish a period within which Restricted Common Shares awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered. The Committee may impose such other Restrictions on any Restricted Common Shares as it may determine in its discretion.

3.3 RIGHTS AS SHAREHOLDERS

     Except for the Restrictions described in Section 3.2, and subject to the forfeiture provisions described in Section 3.5, each Participant shall have, with respect to any Restricted Common Shares awarded to the Participant, all rights of a holder of Common Shares including the right to receive all dividends or other distributions made or paid in respect of such shares and the right to vote such shares at regular or special meetings of the shareholders of the Corporation.

3.4 DELIVERY OF SHARES

     Restricted Common Shares awarded to a Participant under the Plan shall be held in the Participant's name in a book entry account maintained by the Corporation. At the conclusion of the Restricted Period imposed with respect to any Restricted Common Shares awarded to a Participant, or upon the prior approval of the Committee as provided in Section 3.5, and subject to the satisfaction of the applicable tax withholding requirements provided in Section 6.8, certificates representing such Restricted Common Shares will be delivered to the Participant or, if the Participant has died, to the Participant's Beneficiary, free of the restrictions imposed pursuant to Section 3.2.

3.5 TERMINATION OF EMPLOYMENT

     In the event of the termination of employment of any Participant, all Restricted Common Shares awarded to the Participant under the Plan which are then still subject to Restrictions will be forfeited by the Participant and become the property of the Corporation. However, the Committee may, if the Committee in its sole discretion determines that the circumstances warrant such action, approve the delivery to the Participant of all or any part of the Restricted Common Shares which would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

3.6 SECTION 83(b) ELECTIONS

     A Participant who files an election under section 83(b) of the Code to include the fair market value of any Restricted Common Shares in gross income while they are still subject to Restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation or any of its Affiliated Companies to claim an income tax deduction with respect to such election.

3.7 CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, all Restricted Periods shall end, the Restrictions applicable to all previously granted Awards of Restricted Common Shares shall lapse and in lieu of delivery of such shares to the Participants free from such Restrictions as provided in Section 3.4, the Corporation's obligation in respect of such shares shall be discharged by payment to each of the applicable Participants of a single cash lump sum. The amount of such cash lump sum shall be determined by multiplying the number of Restricted Common Shares held in the Participant's name by the Determined Value of one Common Share. The single cash lump sum amount so determined, reduced by any taxes withheld pursuant to Section 6.8, shall be paid to the Participant as soon as practicable following the Change in Control.

SECTION 4. PERFORMANCE SHARE UNITS

4.1 AWARDS OF PERFORMANCE SHARE UNITS

     Awards of Performance Share Units will be earned on the basis of corporate performance measured against preestablished Performance Goals which will be determined by the Committee for each Performance Cycle. The Committee shall have the authority to adjust Performance Goals, or performance measurement standards for any Performance Cycle as it deems equitable in recognition of (i) extraordinary or nonrecurring events experienced by the Corporation during the Performance Cycle, or by any other corporation whose performance is relevant to the determination of the amount of any Award thereunder, (ii) changes in applicable accounting rules or principles or changes in the Corporation's or in any other such corporation's methods of accounting during the Performance Cycle,
(iii) the occurrence of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the capital structure of the Corporation, or of any other such corporation, or (iv) such other events, changes, occurrences, conditions or circumstances as it determines warrant such adjustment.

     The Committee shall determine the amount allocated to each Participant as a percentage of his or her annual rate of base salary at the commencement of, or average annual base salary during the Performance Cycle, either individually or by categories of Participants, provided that the Committee may, in its sole discretion, also apply such percentage to other current or deferred compensation and determine the Performance Cycle for which such deferred compensation shall be counted. In the case of a Participant whose participation commenced after the beginning of a Performance Cycle, the Committee shall determine the amount allocated to such Participant as a percentage of his or her annual base salary or average annual base salary on such date or during such other period as the Committee shall determine prior to the date such participation commenced.

     The amount allocated to each Participant or class of Participants shall then be converted into and expressed in Performance Share Units by dividing the dollar value of the amount so allocated by the Average Market Value of one Common Share during the month preceding the month in which the Performance Cycle begins or, in the case of an officer who becomes a Participant in a Performance Cycle after it has begun, during the calendar month selected by the Committee on or prior to the date such participation commenced.

     A Participant's Award shall be increased by additional Performance Share Units to reflect all dividends on the Common Shares with record date occurring during the Performance Cycle relating to that Award. The amount of any such additional Performance Share Units shall be determined by (i) multiplying the dividend per share paid on the Common Shares by the number of Performance Share Units then comprising such Participant's Award, and then (ii) dividing such amount by the Average Market Value of one Common Share on the Dividend Payment Date for such dividend.

     The Committee shall also determine the percentage of each Participant's Award which is to be based on absolute and relative growth in earnings per share or rate of return on shareholder's equity of the Corporation, or other measurement of corporate performance, either individually or by categories of Participants.

4.2 AMOUNT OF PAYMENT

     The amount payable to a Participant with respect to an Award of Performance Share Units earned under the Plan shall be equal to (i) the number of Performance Share Units to which such Participant shall have become entitled by reason of the level of attainment of Performance Goals, multiplied by (ii) the Average Market Value of one Common Share during the month in which the Performance Cycle ends.

4.3 PAYMENT OF NON-DEFERRED AWARDS

     The portion of an amount payable on account of an Award of Performance Share Units which is not deferred pursuant to the Participant's election under
Section 4.4 shall be paid as soon as practicable after the end of the Performance Cycle for which such Award was earned. Payment shall be made in the form of a cash payment and/or in Common Shares, in such proportions as the Committee shall determine in its sole discretion; provided, however, that not more than one-half of the value of the payment shall consist of Common Shares. The number of Common Shares to be included in such payment shall be determined by dividing (i) the portion of the amount that is to be paid in such shares by
(ii) the Average Market Value of one Common Share during the month in which the Performance Cycle ends.

4.4 DEFERRAL ELECTIONS

     A Participant may elect to defer payment of any part or all of an Award of Performance Share Units earned for any Performance Cycle. Any such election shall be made in accordance with the following rules:

          (a) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

          (b) In the election form, the Participant shall specify, by percentage (which must be an even multiple of 5%), the portion of his or her Award the Participant wishes to defer hereunder (the portion of an Award deferred pursuant to the Participant's election is hereinafter referred to as the Participant's "Deferred Amount").

          (c) A Participant's election to defer an Award, or any part thereof, for any Performance Cycle shall be filed with the Committee by no later than the last day of the month which is two-thirds of the way through such Performance Cycle unless the Committee specifies an earlier filing date.

          (d) Any deferral election made by a Participant with respect to an Award for any Performance Cycle shall be irrevocable.

4.5 SEPARATE ACCOUNTS

     For each Participant who elects to defer any part of any Award of Performance Share Units, there shall be established on the books and records of the Corporation, for bookkeeping purposes only, an account ("Account"), to reflect the Participant's interest in his or her Deferred Amounts. The Account so established for each Participant shall be maintained in accordance with the following provisions:

          (a) The Account established for each Participant shall consist of two sub-accounts referred to herein, respectively, as the "Interest Portion" and the "PSU Portion".

          (b) The Interest Portion and the PSU Portion of each Participant's Account shall be credited, respectively, with amounts equal to the portions of the Participant's Deferred Amount for each Performance Cycle that the Participant has elected under Section 4.6 to have allocated to such Portions. Such amounts shall be so credited as of the first day of the calendar month following the month in which the applicable Performance Cycle ended.

          (c) As of the date as of which any amount is credited to the PSU Portion of a Participant's Account pursuant to paragraph (b), such amount shall be converted into (and after such conversion shall be reflected in such Portion as) a number of Phantom Share Units ("PSU's"). The number of PSU's into which any amount is to be so converted shall be determined by dividing (i) the dollar value of such amount by (ii) the Average Market Value of one Common Share during the month in which the applicable Performance Cycle ended.

          (d) The Interest Portion and the PSU Portion of a Participant's Account shall also include, on January 1, 1994, all interest, and all additional Phantom Share Units, credited to such Portions for periods ended prior to January 1, 1994 in accordance with the provisions of Sections 4.7 and 4.9 of the Prior Plan.

          (e) From time to time after December 31, 1993, the Interest Portion and the PSU Portion of a Participant's Account shall be adjusted to reflect all interest or Earnings (as defined in Section 4.7), and all additional PSU's, to be credited to such Portions pursuant to Sections 4.7 and 4.8, and all payments made with respect to such Portions pursuant to Section 4.9.

          (f) A Participant's interest in his or her Account shall be fully vested and nonforfeitable at all times.

4.6 ELECTION AS TO ALLOCATION BETWEEN INTEREST PORTION AND PSU PORTION

     A Participant who elects to defer any part of an Award of Performance Share Units for any Performance Cycle may make an election under this Section 4.6 as to the allocation of the Participant's Deferred Amount with respect to such Award between the Interest Portion, and the PSU Portion, of the Participant's Account. Any such election shall be made in accordance with the following rules:

          (a) Such election shall be made in writing, on a form provided by the Committee for such purpose.

          (b) In the election form, the Participant shall specify, by percentage (which must be an even multiple of 5%), the portions of the Participant's Deferred Amount that he or she wishes to have allocated, respectively, to the Interest Portion and to the PSU Portion of the Participant's Account. At least 50% of the Participant's Deferred Amount with respect to an Award for any Performance Cycle must be allocated to the PSU portion of the Participant's Account.

          (c) A Participant's election as to the allocation of his or her Deferred Amount with respect to the Participant's Award for any Performance Cycle shall be filed with the Committee by no later than 60 days prior to the close of such Performance Cycle, or within such other period ending prior to the close of such Performance Cycle as the Committee may require or permit. Notwithstanding the foregoing, in the case of any Participant who is an officer of the Corporation subject to Section 16 of the Securities Exchange Act of 1934, an election as to the allocation of the Participant's Deferred Amount with respect to an Award for any Performance Cycle ending on or after December 31, 1994 shall be filed with the Committee at least six months prior to the close of such Performance Cycle.

          (d) If a Participant fails to file, within the time provided in (c) above, an election as to the allocation of his or her Deferred Amount with respect to an Award for any Performance Cycle, the Participant shall be deemed to have made an election hereunder to have the entire portion of such Deferred Amount allocated to the PSU Portion of the Participant's Account.

          (e) Any election made, or deemed to have been made, under this Section
     4.6 as to the allocation of the Participant's Deferred Amount with respect to an Award for any Performance Cycle shall be irrevocable.

4.7 CREDITS TO INTEREST PORTION

     In the case of any Participant whose employment with the Corporation and its Affiliated Companies terminated prior to January 1, 1994, interest shall continue to be credited to the Interest Portion of such Participant's Account in accordance with the provisions of Section 4.7 of the Prior Plan for all periods ending after December 31, 1993, until payment with respect to the Interest Portion of such Participant's Account has been made in full. In the case of each other Participant, the Interest Portion of the Participant's Account shall be credited with Earnings for periods ending after December 31, 1993, in accordance with the following provisions:

          (a) As of the last day of each calendar month, each part of the balance of the Interest Portion of a Participant's Account for which a separate Earnings Crediting Option (as hereinafter defined) is in effect pursuant to the Participant's election under this Section 4.7 shall be credited with an amount determined by multiplying such part of the balance by a percentage corresponding to the Applicable Rate of Return (as hereinafter defined) for such month under such Earnings Crediting Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of Return for the month is positive or negative) is referred to herein as "Earnings".

          (b) For purposes of this Section 4.7, the term "Earnings Crediting Option" shall mean, initially, (i) the Prime Rate, and (ii) any investment fund maintained under the 401(k) Plan other than the ESOP Stock Fund or the U.S.T. Corp. Stock Fund; and the term "Prime Rate" shall mean, with respect to any calendar month, the prime rate as quoted by United States Trust Company of New York on the last business day of such month. Any investment fund described in clause (ii) of the preceding sentence is referred to herein as a "401(k) Plan Fund".

          Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (x) that the Prime Rate or any 401(k) Plan Fund shall cease to constitute an Earnings Crediting Option for purposes of this
     Section 4.7, (y) that any investment fund that is added to the 401(k) Plan at any time after January 1, 1994 shall not constitute an Earnings Crediting Option for purposes of the Plan, or (z) that any other hypothetical investment fund or index or referenced rate of return shall constitute an Earnings Crediting Option for purposes of the Plan. Participants shall be notified in writing, at least 45 days in advance, of any such change in the Plan's Earnings Crediting Options.

          (c) The "Applicable Rate of Return" for any month, under any Earnings Crediting Option, shall mean (i) in the case of an Earnings Crediting Option that is a 401(k) Plan Fund, the percentage by which the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date (as defined in the 401(k) Plan) for such month, exceeds, or is less than, the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date for the immediately preceding month; and (ii) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

          (d) A Participant may make elections with respect to the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account, in accordance with the following rules:

             (i) a Participant may elect to have any part or all of the balance of the Interest Portion credited with Earnings under any Earnings Crediting Option available under the Plan at the time of his or her election.

             (ii) each Participant shall make an initial election as to the Earnings Crediting Options that are to apply with respect to the Interest Portion at the time the Participant first elects under Section
        4.6 to have any part of the Participant's Deferred Amount with respect to an Award for any Performance Cycle ended on or after December 31, 1993, allocated to the Interest Portion of his or her Account. Such election shall be made in the election form in which the Participant makes his or her election under Section 4.6 to have such part of the Participant's Deferred Amount with respect to the Participant's Award for such Performance Cycle, allocated to the Interest Portion. In such election form, the Participant shall specify, by percentages (which must be even multiples of 5%) the respective parts of the balance of the Interest Portion of his or her Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. In the case of a Participant with a balance to his credit in the Interest Portion of his Account as of December 31, 1993 (the Participant's "Existing Balance"), the Participant shall make the specification referred to in the preceding sentence separately for
        (A) the Participant's Existing Balance and (B) the portion of the Participant's Deferred Amount to be allocated to the Interest Portion with respect to the Award earned by the Participant for the Performance Cycle ended on December 31, 1993.

             (iii) The Earnings Crediting Options selected in the initial election made by the Participant under clause (ii) above shall remain in effect (and shall apply to all Deferred Amounts allocated to the Interest Portion under Section 4.6 with respect to Awards earned by the Participant for any subsequent Performance Cycles) until the Participant changes his or her election in accordance with clause (iv) below.

             (iv) A Participant may change the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account by making a new election hereunder. Such new election shall be made in writing, on a form which is provided by the Committee for this purpose and which the Participant files with the Committee. In such form, the Participant shall specify, in the same manner as described in clause
        (ii) above, the respective parts of the balance of the Interest Portion that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form. The Participant's new election shall become effective as of the first day of the calendar month following the date on which such election is filed with the Committee, provided that it is so filed at least 15 days prior to such first day. The Earnings Crediting Options selected by the Participant in such new election shall remain in effect until the Participant again changes his election with respect to the Interest Portion of his or her Account in accordance with this clause (iv).

          (e) The Interest Portion of a Participant's Account shall continue to be credited with Earnings in accordance with the provisions of this Section
     4.7 until all payments required to be made with respect to the Interest Portion under Section 4.9 have been made. For this purpose, any payments made under Section 4.9 with respect to the Interest Portion of the Participant's Account will be deemed to have been made pro rata from the respective parts of the balance of the Interest Portion that are subject to separate Earnings Crediting Options.

4.8 CREDITS TO PSU PORTION

     As of each Dividend Payment Date, the PSU Portion of each Participant's Account shall be credited with additional PSU's the number of which shall be determined by first (i) multiplying the number of PSU's standing to the Participant's credit in the PSU Portion of the Participant's Account on the date such dividend was declared by the per-share dollar amount of the dividend so paid, and then (ii) dividing the resulting amount by the Average Market Value of one Common Share on the Dividend Payment Date.

4.9 PAYMENT OF DEFERRED AWARDS

     In the case of any Participant described in the first sentence of Section 4.7, any amounts remaining to be paid with respect to such Participant's Account as of January 1, 1994 shall be paid in accordance with the provisions of Sections 4.10 and 4.11 of the Prior Plan. In the case of each other Participant, payment with respect to the Participant's Account shall be made in accordance with the following provisions:

          (a) The balances of the Interest Portion and the PSU Portion of a Participant's Account shall become payable upon the Participant's termination of employment with the Corporation and its Affiliated Companies for any reason. For this purpose, a Participant who ceases active employment by reason of disability but who becomes entitled to receive benefit payments under the long-term disability plan maintained by the Corporation or any of its Affiliated Companies shall be treated as continuing to be employed with the Corporation and its Affiliated Companies during all periods for which he or she continues to receive benefit payments under such plan.

          (b) Payment with respect to the Interest Portion and the PSU Portion of a Participant's Account shall be made in the form of a series of 10 annual installments. The first such installment payment shall be made on the last business day of February of the calendar year following the year in which the Participant's employment with the Corporation and its Affiliated Companies terminates, and the remaining installment payments shall be made on the last business day of February of each succeeding year.

          (c) Each installment payment to be made with respect to the Interest Portion of a Participant's Account shall be made in cash, in an amount determined by dividing (i) the balance of the Interest Portion determined as of the last day of the calendar year preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Interest Portion for the month preceding the month in which such payment is made.

          (d) Each installment payment to be made with respect to the PSU Portion of a Participant's Account shall be made partly in Common Shares, and partly in cash. The number of shares to be included in each such installment payment shall be equal to the number of whole PSU's included in the quotient resulting from dividing (i) the total number of PSU's included in the balance of the PSU Portion of the Participant's Account as of the last day of the calendar year preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made; and the amount of cash to be included in each such installment payment shall be determined by multiplying (iii) the fractional part of a PSU included in the aforementioned quotient by (iv) the Average Market Value of one Common Share on the business day immediately preceding the date on which such installment payment is to be made. The last such installment payment shall include a number of Common Shares equal to the whole number of any additional PSU's that are credited to the PSU Portion of the Participant's Account under Section 4.8 during the month preceding the month in which such payment is made, together with cash (in an amount determined in the same manner as described in clause (iv) of the preceding sentence) for any fractional part of a PSU that is so credited.

          (e) If a Participant should die before receiving all payments required to be made hereunder with respect to the Participant's Account, any payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary in the same form, at the same times and in the same amounts, as such payments would have been made to the Participant (i) if he or she had not died, and (ii) if the Participant died while still employed, if the Participant's employment had otherwise terminated on the date of his or her death.

          (f) Notwithstanding any other provision in this Section 4.9 to the contrary, payment with respect to any part or all of the Participant's Account balances may be made to the Participant or, if the Participant has died, to the Participant's Beneficiary, on any date earlier than the date on which such payment is to be made pursuant to such other provisions of this Section 4.9 if (i) the Participant, or his or her Beneficiary, requests such early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant, or his or her Beneficiary, meet an "unforeseeable emergency" within the meaning of
     Section 1.457-2(h)(4) of the federal Income Tax Regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

4.10  PARTIAL AWARDS

     A Key Employee who is a participant for less than a full Performance Cycle, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award of Performance Share Units, if any, for that Performance Cycle as the Committee shall determine in its sole discretion.

4.11  CHANGE IN CONTROL

     In the event of a Change in Control, the provisions of this Section 4.11 shall apply notwithstanding any other provision herein to the contrary (but subject to the proviso contained in the definition of "Change in Control" in
Section 1.2). Upon the occurrence of a Change in Control, all incomplete Performance Cycles in effect on the date the Change in Control occurs shall end on such date, and the Performance Goals with respect to each such Performance Cycle shall be deemed to have been attained to the full and maximum extent. The Committee shall (i) cause to be paid to each Participant full Awards with respect to Performance Goals for each such Performance Cycle, and (ii) cause all previously deferred Awards to be settled in full. All Awards of Performance Share Units which are deemed to have been earned to the full and maximum extent upon the occurrence of a Change in Control shall be payable in single cash lump sums, in amounts determined by multiplying the number of Performance Share Units corresponding to such full Awards by the Determined Value of one Common Share. All settlements of previously deferred Awards shall be payable in single cash lump sums. The amount so payable with respect to each Participant's previously deferred Awards shall be equal to the sum of (a) the aggregate amount of the balance of the Interest Portion of the Participant's Account, plus (b) an amount determined by multiplying the aggregate number of Phantom Share Units then included in the balance of the PSU Portion of the Participant's Account by the Determined Value of one Common Share. All amounts payable to Participants pursuant to this Section 4.11, reduced by any taxes withheld pursuant to Section 6.8, shall be paid to such Participants as soon as practicable following the Change in Control.

SECTION 5. BENEFIT EQUALIZATION UNITS

5.1 AWARDS OF BENEFIT EQUALIZATION UNITS

     For each Plan Year (as defined in the 401(k) Plan) for which any portion of the ESOP Contribution that otherwise would have been made to the 401(k) Plan on behalf of a Participant cannot be made, or cannot be allocated (or cannot result in the allocation of ESOP Stock) to the Participant's account under the 401(k) Plan, because of the Statutory Limitations, an Award of Benefit Equalization Units shall be made to the Participant under this Plan.

     The number of Benefit Equalization Units to be so awarded for any such year shall be determined by

          (a) ascertaining the amount of the ESOP Contribution for such year that would have been made on the Participant's behalf and that would have been allocated (or that would have resulted in the allocation of ESOP Stock) to the Participant's account under the 401(k) Plan in the absence of the Statutory Limitations;

          (b) subtracting from the amount determined in clause (a), the amount of the ESOP Contribution for such year that was made on the Participant's behalf and that was allocated (or that resulted in the allocation of ESOP Stock) to the Participant's account under the 401(k) Plan; and

          (c) dividing the amount determined under clause (b) by the Average Market Value of one Common Share on the last business day of such year.

5.2 VESTING

     All Benefit Equalization Units credited to a Participant under the Plan shall be nonforfeitable at all times.

5.3 SEPARATE ACCOUNTS

     The Committee shall cause a separate account to be maintained for each Participant who has been credited with Benefit Equalization Units under the Plan. Each Participant's account shall be credited from time to time with the number of Benefit Equalization Units determined by the Committee.

5.4 DIVIDEND EQUIVALENTS

     As of each Dividend Payment Date, each Participant's account shall be credited with additional Benefit Equalization Units the number of which shall be determined by first (i) multiplying the number of Benefit Equalization Units standing to the Participant's credit on the date such dividend was declared by the per-share dollar amount of the dividend so paid, and then (ii) dividing the resulting amount by the Average Market Value of one Common Share on the Dividend Payment Date.

5.5 PAYMENT OF BENEFIT EQUALIZATION UNITS

     Payment with respect to a Participant's Benefit Equalization Units shall be made as soon as practicable after the termination of a Participant's employment with the Corporation and its Affiliated Companies, for any reason. Payment shall be made in the form of (a) a number of Common Shares equal to the number of whole Benefit Equalization Units included in the balance of the Participant's Account as of the last day of the month preceding the month in which such payment is made, and (b) a cash payment in an amount determined by multiplying
(i) the fractional part of the Benefit Equalization Unit included in such balance as of such last day, by (ii) the Average Market Value of one Common Share on the business day immediately preceding the date on which such payment is made.

5.6 CHANGE IN CONTROL

     Notwithstanding any other provision herein to the contrary (but subject to the proviso contained in the definition of "Change in Control" in Section 1.2), payment with respect to a Participant's Benefit Equalization Units shall be made in accordance with the provisions of this Section 5.6 in the event of a Change in Control. Upon the occurrence of a Change in Control, all Benefit Equalization Units shall become payable to the applicable Participants in single cash lump sums. The amount so payable to each Participant shall be determined by multiplying the number of Benefit Equalization Units to the Participant's credit by the Determined Value of one Common Share. Amounts payable to Participants pursuant to this Section 5.6, reduced by taxes withheld pursuant to Section 6.8, shall be paid to the Participants as soon as practicable following the Change in Control.

SECTION 6. GENERAL PROVISIONS

6.1 CERTAIN ADJUSTMENTS TO PLAN SHARES

     In the event of any change in the Common Shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Shares at a price substantially below fair market value, or any similar change affecting the Common Shares, the number and kind of shares available for Awards under the Plan, the number and kind of shares represented by Performance Share Units, Phantom Share Units or Benefit Equalization Units and the number and kind of shares subject to Restrictions or subject to Options in outstanding Option Agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a

"modification" within the meaning of Section 425(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

6.2 SUCCESSOR CORPORATION

     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

6.3 NON-ALIENATION OF BENEFITS

     A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

6.4 GENERAL CREDITOR STATUS

     Participants shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of a general unsecured creditor of the Corporation. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes, as well as for purposes of Title I of ERISA. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. In its sole discretion, the Corporation may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Shares or pay cash; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

6.5 NO RIGHT TO CONTINUED EMPLOYMENT UNDER THE PLAN

     Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any of its Affiliated Companies.

6.6 AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS

     No Award shall be considered as compensation under any employee benefit plan of the Corporation or any of its Affiliated Companies, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

6.7 LISTING AND QUALIFICATION OF COMMON SHARES

     The Corporation, in its discretion, may postpone the issuance, delivery, distribution or release of Common Shares upon any exercise of an Option or pursuant to an Award of Restricted Stock, Performance Share Units or Benefit Equalization Units until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant or Beneficiary to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

6.8 TAXES

     The Corporation or any of its Affiliated Companies may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Awards granted pursuant to the Plan including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant or Beneficiary, (ii) reducing the amount of any Award of Performance Share Units otherwise required to be deferred pursuant to a Participant's election under Section 4.4, by the amount so required to be withheld with respect to such deferred amount, and/or (iii) requiring a Participant or Beneficiary to pay to the Corporation or any of its Affiliated Companies the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Common Shares.

6.9 DESIGNATION AND CHANGE OF BENEFICIARY

     Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to exercise any Options or to receive any amount, or any Common Shares, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 6.9, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to exercise any Options that become exercisable, or to receive any amount or Common Shares that becomes payable, under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

6.10  PAYMENTS TO PERSONS OTHER THAN PARTICIPANT

     If the Committee shall find that any Participant or Beneficiary to whom any amount, or any Common Shares, is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then if the Committee so directs, such amount, or such Common Shares, may be paid to such Participant's or Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such Participant or Beneficiary, unless a prior claim therefor has been made by a duly appointed legal representative of the Participant or Beneficiary. Any payment made under this
Section 6.9 shall be a complete discharge of the liability of the Corporation with respect to such payment.

6.11  NO LIABILITY OF COMMITTEE MEMBERS

     No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

6.12  AMENDMENT OR TERMINATION

     Except as to matters that in the opinion of the Corporation's legal counsel require shareholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Board of Directors. The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board of Directors without the approval of the shareholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Any amendment that the Board of Directors would be permitted to make pursuant to the preceding sentence may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of government authorities. Subject to earlier termination pursuant to the provisions of this Section, and unless the shareholders of the Corporation shall have approved an extension of the Plan beyond such date, no further Awards shall be made under the Plan after the expiration of 10 years from the effective date of the Plan specified in Section 6.14.

6.13  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of New York, without reference to the principles of conflicts of law thereof.

6.14  EFFECTIVE DATE

     The Plan, as initially adopted and approved by the holders of a majority of the Common Shares outstanding and entitled to vote at the annual meeting of the Corporation's shareholders in 1989, is effective as of December 13, 1988.

APPENDIX B

BOARD MEMBERS' DEFERRED COMPENSATION PLAN

OF U.S. TRUST CORPORATION

AS AMENDED, RESTATED AND RENAMED EFFECTIVE AS OF
JANUARY 1, 1994
                            ------------------------

1.   PURPOSE

     The purpose of the Plan is to provide Eligible Board Members of U.S. Trust Corporation and its Affiliated Companies with an opportunity to defer payment of certain portions of their compensation, at their election, in accordance with the provisions hereof.

     The Plan, as hereinafter set forth, represents a continuation of the Deferred Compensation Plan for Board Members of United States Trust Company of New York and Affiliated Companies, as amended, restated and renamed effective as of January 1, 1994 to reflect (a) the adoption of the Plan by U.S. Trust Corporation as its own Plan and the Corporation's assumption of, and becoming solely responsible for, all liabilities and obligations of United States Trust Company of New York under the Plan, and (b) changes in certain other provisions of the Plan.

2.   DEFINITIONS

     As used herein, the following terms shall have the following meanings:

     "ACCOUNT" shall mean the Account established for a Participant pursuant to
Section 5.

     "AFFILIATED COMPANIES" shall mean United States Trust Company of New York, and each other direct or indirect subsidiary of the Corporation.

     "BENEFICIARY" shall mean the person or persons designated by a Participant in accordance with Section 10 to receive any amount, or any common shares of the Corporation, payable under the Plan by reason of his or her death. "Board" shall mean (i) the Board of Directors, (ii) the Board of Trustees of United States Trust Company of New York, or (iii) the Board of Directors of any other direct or indirect subsidiary of the Corporation, the members of which board have been designated by the Board of Directors as being eligible for participation in this Plan.

     "BOARD OF DIRECTORS" shall mean the Board of Directors of the Corporation.

     "BUSINESS DAY" shall mean any day on which common shares of the Corporation are traded on the NASDAQ National Market System or, if common shares of the Corporation are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall have designated under Section 6(b).

     "COMMITTEE" shall mean the persons appointed by the Board of Directors to administer the Plan in accordance with Section 13.

     "CORPORATION" shall mean U.S. Trust Corporation.

     "ELIGIBLE BOARD MEMBER" shall mean any individual who is a member of any Board and who is entitled to receive compensation for services rendered in such capacity.

     "ELIGIBLE COMPENSATION" shall mean, with respect to any Eligible Board Member for any Plan Year, all fees payable to such Board Member during such year for attendance at meetings of any Board or committees thereof, and all fees payable to such Board Member during such year by way of retainer for service as a member or chairman of any Board or committees thereof regardless of the number of meetings attended ("Retainer Fees"). Notwithstanding the foregoing, the term "Eligible Compensation" shall not include (i) any compensation payable to an Eligible Board Member in a form other than cash, or (ii) any Retainer Fee payable to any Eligible Board Member in 1994 for services rendered during the last calendar quarter of

1993. Clause (ii) of the preceding sentence shall not apply to any Retainer Fee so payable to any Eligible Board Member who had elected to defer such fee pursuant to an election made prior to October 1, 1993 under Section 4 of the Prior Plan.

     "PARTICIPANT" shall mean any Eligible Board Member who has made an election under Section 3 (or under Section 4 of the Prior Plan) to defer any portion of his or her Eligible Compensation for any Plan Year.

     "PHANTOM SHARE UNIT" or "PSU" shall mean a unit of measurement equivalent to one common share of the Corporation, with none of the attendant rights of a holder of such share, including, without limitation, the right to vote such share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein.

     "PLAN" shall mean the Board Members' Deferred Compensation Plan of U.S. Trust Corporation, as set forth herein and as amended from time to time.

     "PLAN YEAR" shall mean the calendar year.

     "PRIOR PLAN" shall mean the Deferred Compensation Plan for Board Members of United States Trust Company of New York and Affiliated Companies, as in effect from time to time prior to January 1, 1994.

3.   DEFERRAL ELECTIONS

     With respect to each Plan Year beginning on or after January 1, 1994, an Eligible Board Member may elect to have payment of any part or all of his or her Eligible Compensation for such year deferred, and to have payment of such portion made under the terms of this Plan. Any such election shall be made in accordance with the following rules:

          (a) A deferral election shall be made in writing, on a form provided by the Committee for such purpose.

          (b) In the election form, the Eligible Board Member (i) shall specify, by percentage (which must be an even multiple of 5%), the portion of his or her Eligible Compensation the Eligible Board Member wishes to defer hereunder (the amounts so deferred are hereinafter referred to as the Eligible Board Member's "Deferred Amounts"), and (ii) shall specify, by percentage (which must be an even multiple of 5%), the portions of the Eligible Board Member's Deferred Amounts that he or she wishes to have allocated, respectively, to the PSU Portion and to the Interest Portion of the Account established for the Eligible Board Member pursuant to Section
     5. At least 50% of the Eligible Board Member's Deferred Amounts for each Plan Year must be allocated to the PSU Portion of such Account.

          (c) An Eligible Board Member's election to defer Eligible Compensation for any Plan Year shall be filed with the Committee (i) by no later than December 31, 1993, in the case of an election to defer Eligible Compensation for the Plan Year beginning on January 1, 1994; or (ii) in the case of an election to defer Eligible Compensation for any Plan Year beginning on or after January 1, 1995, by no later than June 30 of the preceding Plan Year.

          (d) Notwithstanding the provisions of paragraph (b) above, a newly elected Eligible Board Member may make an initial deferral election hereunder with respect to Eligible Compensation for the Plan Year in which he or she is first elected to serve as a member of any Board and, if so elected after June 30 of such year, for the next following Plan Year, by filing his or her election form with the Committee by no later than 30 days after the date on which he or she commences to serve as a member of such Board. Any deferral election so made shall be effective only with respect to Eligible Compensation earned for services performed after the date on which the Eligible Board Member's initial deferral election has been filed with the Committee.

          (e) Any deferral election made by an Eligible Board Member with respect to his or her Eligible Compensation for a Plan Year, and any election made hereunder as to the allocation of the Deferred

     Amounts for such year to the PSU Portion and the Interest Portion of his or her Account, shall be irrevocable.

4.   ELECTION AS TO EXISTING BALANCE

     Each Participant who had elected to defer any compensation under the terms of the Prior Plan shall have the right to elect to have the balance to the Participant's credit under the Prior Plan at December 31, 1993 (the Participant's "Existing Balance") allocated to the PSU Portion and to the Interest Portion of the Participant's Account in such percentages (which must be even multiples of 5%) as specified by the Participant in such election.

     The Participant's election with respect to the allocation of his Existing Balance shall be made in writing, on a form provided by the Committee for such purpose, and shall be filed by the Participant with the Committee by no later than December 31, 1993. If a Participant fails to make such election by such date, the Participant shall be deemed to have made an election hereunder to have his or her Existing Balance allocated entirely to the Interest Portion of his or her Account, and shall be deemed to have made an initial election under Section 7(f)(ii) to have the entire balance of the Interest Portion credited with the Earnings under the Earnings Crediting Option specified in Section 7(d)(i), subject, however, to the Participant's right to change such deemed initial election in accordance with Section 7(f)(iv).

5.   ACCOUNTS

     For each Participant, there shall be established on the books and records of the Corporation, for bookkeeping purposes only, an Account, to reflect the Participant's interest under the Plan. The Account so established for each Participant shall be maintained in accordance with the following provisions:

          (a) The Account established for each Participant shall consist of two sub-accounts referred to herein, respectively, as the "PSU Portion" and the "Interest Portion".

          (b) The PSU Portion and the Interest Portion of each Participant's Account shall be credited, respectively, with amounts equal to the portions of the Participant's Deferred Amounts for each Plan Year that the Participant has elected under Section 3 to have allocated to such Portions. Such amounts shall be so credited as of the first day of the calendar month following the month in which the amounts in question would have been paid to the Participant had the Participant not elected under Section 3 to have payment of such amounts deferred under this Plan.

          (c) As of January 1, 1994, the PSU Portion and the Interest Portion of a Participant's Account shall be credited, respectively, with amounts equal to the portions of the Participant's Existing Balance that are to be allocated to such Portions pursuant to the Participant's election, or deemed election, under Section 4.

          (d) The PSU Portion and the Interest Portion of a Participant's Account shall be adjusted to reflect all additional PSU's, interest and Earnings (as defined in paragraph (c) of Section 7) to be credited to such Portions pursuant to Section 7, and all payments made with respect to such Portions pursuant to Section 9.

          (e) A Participant's interest in his or her Account shall be fully vested and nonforfeitable at all times.

6.   CONVERSION TO PSU'S

     Amounts credited to the PSU Portion of a Participant's Account pursuant to paragraph (b) or (c) of Section 5 (and any interest credited thereon pursuant to paragraph (b) of Section 7) shall be converted into (and after such conversion shall be reflected in such Portion as) a number of Phantom Share Units ("PSU's"). The conversion shall be made in accordance with the following rules.

          (a) Amounts so credited shall be converted as of the following dates (the date for the conversion of each such amount is hereinafter referred to as the "Conversion Date"):

             (i) In the case of any amount so credited with respect to any part of a Participant's Existing Balance (and any interest credited thereon under paragraph (b) of Section 7), the Conversion Date shall be July 1, 1994.

             (ii) In the case of any amount so credited with respect to a Participant's Deferred Amounts for any Plan Year beginning on or after January 1, 1995, the Conversion Date shall be the same date as the date as of which such amount is so credited.

             (iii) In the case of any amount so credited with respect to a Participant's Deferred Amounts for the Plan Year beginning on January 1, 1994, the Conversion Date shall be the later of (A) the date as of which such amount is so credited, or (B) July 1, 1994.

             (iv) Notwithstanding the provisions of clauses (ii) and (iii), in the case of any amount so credited with respect to a newly elected Eligible Board Member's Deferred Amounts for the Plan Year in which he or she is first elected to serve as a Member of any Board and, if so elected after June 30 of such year, for the Next Following Plan Year, the Conversion Date shall be the later of (A) the date as of which such amount is so credited, or (B) the first day of the month following the expiration of six months from the date on which the Eligible Member's initial deferral election was filed with the Committee pursuant to
        Section 3(d).

          (b) The number of PSU's into which any amount credited to the PSU Portion of a Participant's Account (and any interest credited thereon under paragraph (b) of Section 7) is to be converted shall be determined by dividing (i) the dollar value of such amount by (ii) the Average Market Value of one common share of the Corporation on the Conversion Date for such amount or, if such Conversion Date is not a Business Day, on the Business Day next preceding such Conversion Date. For this purpose, the "Average Market Value" of one common share of the Corporation on any Business Day shall mean the mean between the per-share high and low prices for the Corporation's common shares during such day, as quoted on the NASDAQ National Market System, or, if the Corporation's common shares are not traded on such system, on such other securities market or securities exchange on which such shares are traded as the Committee shall determine.

7.   CREDITING OF EARNINGS

     Until payment with respect to a Participant's Account has been made in full in accordance with Section 9, the PSU Portion of a Participant's Account shall be credited with additional PSU's or interest, and the Interest Portion of the Participant's Account shall be credited with Earnings, in accordance with the following provisions:

          (a) As of each date on which the Corporation pays a dividend on its common shares ("Dividend Payment Date") the PSU Portion of each Participant's Account shall be credited with additional PSU's the number of which shall be determined by first (i) multiplying the number of PSU's standing to the Participant's credit on the date such dividend was declared by the per-share dollar amount of the dividend so paid, and then (ii) dividing the resulting amount by the Average Market Value (determined as provided in paragraph (b) of Section 6) of one common share of the Corporation on the Dividend Payment Date.

          (b) If, as of the last day of any calendar month, any part of the balance of the PSU Portion of a Participant's Account has not yet been converted into PSU's in accordance with Section 6, such part of the balance shall be credited, as of such last day, with interest computed at the Prime Rate (as hereinafter defined).

          (c) As of the last day of each calendar month, each part of the balance of the Interest Portion of a Participant's Account for which a separate Earnings Crediting Option (as hereinafter defined) is in effect pursuant to the Participant's election shall be credited with an amount determined by multiplying such part of the balance by a percentage corresponding to the Applicable Rate of Return (as hereinafter defined) for such month under such Earnings Crediting Option. The amount so credited (which may be positive or negative depending on whether the Applicable Rate of Return for the month is positive or negative) is referred to herein as "Earnings".

          (d) For purposes of this Section 7, the term "Earnings Crediting Option" shall mean, initially, (i) the Prime Rate, and (ii) any investment fund maintained under the 401(k) Plan and ESOP of United States Trust Company of New York and Affiliated Companies (the "401(k) Plan") other than the ESOP Stock Fund or the U.S.T. Corp. Stock Fund; and the term "Prime Rate" shall mean, with respect to any calendar month, the prime rate as quoted by United States Trust Company of New York on the last Business Day of such month. Any investment fund described in clause (ii) of the preceding sentence is referred to herein as a "401(k) Plan Fund".

          Notwithstanding the foregoing, the Committee may at any time, in its sole discretion, determine (x) that the Prime Rate or any 401(k) Plan Fund shall cease to constitute an Earnings Crediting Option for purposes of the Plan, (y) that any investment fund that is added to the 401(k) Plan at any time after January 1, 1994 shall not constitute an Earnings Crediting Option for purposes of the Plan, or (y) that any other hypothetical investment fund or index or referenced rate of return shall constitute an Earnings Crediting Option for purposes of the Plan. Participants shall be notified in writing, at least 45 days in advance, of any such change in the Plan's Earnings Crediting Options.

          (e) The "Applicable Rate of Return" for any month, under any Earnings Crediting Option, shall mean (i) in the case of an Earnings Crediting Option that is a 401(k) Plan Fund, the percentage by which the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date (as defined in the 401(k) Plan) for such month, exceeds, or is less than, the value of such Fund, as determined by the 401(k) Plan's Trustee as of the Valuation Date for the immediately preceding month; and (ii) in the case of any other Earnings Crediting Option, the rate of return applicable for such month, as determined by the Committee in its sole discretion.

          (f) A Participant may make elections with respect to the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account, in accordance with the following rules:

             (i) a Participant may elect to have any part or all of the balance of the Interest Portion credited with Earnings under any Earnings Crediting Option available under the Plan at the time of his or her election.

             (ii) each Participant shall make an initial election as to the Earnings Crediting Options that are to apply with respect to the Interest Portion at the time the Participant first elects under Section 3 or 4 to have any part of the Participant's Deferred Amounts for any Plan Year, or any part of the Participant's Existing Balance, allocated to the Interest Portion of his or her Account. Such election shall be made in the election form in which the Participant makes his or her election under Section 3 or 4 to have such part of the Participant's Deferred Amounts for such Plan Year, or such part of the Participant's Existing Balance, allocated to the Interest Portion. In such election form, the Participant shall specify, by percentages (which must be even multiples of 5%) the respective parts of the balance of the Interest Portion of his or her Account that are to be credited with Earnings under each of the Earnings Crediting Options designated by the Participant in such form.

             (iii) The Earnings Crediting Options selected in the initial election made by the Participant under clause (ii) above shall remain in effect (and shall apply to all additional amounts allocated to the Interest Portion pursuant to any deferral elections made by the Participant under Section 3 with respect to any subsequent Plan Years) until the Participant changes his or her election in accordance with clause (iv) below.

             (iv) A Participant may change the Earnings Crediting Options that are to apply with respect to the Interest Portion of his or her Account by making a new election hereunder. Such new election shall be made in writing, on a form which is provided by the Committee for this purpose and which the Participant files with the Committee. In such form, the Participant shall specify, in the same manner as described in clause
        (ii) above, the respective parts of the balance of the Interest Portion that are to be credited with Earnings under each of the Earnings Crediting Options designated by the

        Participant in such form. The Participant's new election shall become effective as of the first day of the calendar month following the date on which such election is filed with the Committee, provided that it is so filed at least 15 days prior to such first day. The Earnings Crediting Options selected by the Participant in such new election shall remain in effect until the Participant again changes his election with respect to the Interest Portion of his or her Account in accordance with this clause (iv).

          (g) The Interest Portion of a Participant's Account shall continue to be credited with Earnings in accordance with the provisions of this Section 7 until all payments required to be made with respect to the Interest Portion under Section 9 have been made. For this purpose, any payments made under Section 9 with respect to the Interest Portion of the Participant's Account will be deemed to have been made pro rata from the respective parts of the balance of the Interest Portion that are subject to separate Earnings Crediting Options.

8.   ADJUSTMENT OF PSU'S

     In the event of any change in the Corporation's common shares by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase such shares at a price substantially below fair market value, or any similar change affecting the Corporation's common shares, the number and kind of shares represented by Phantom Share Units shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section 8 and, upon such notice, such adjustment shall be effective and binding for all purposes of the Plan.

9.   PAYMENT OF ACCOUNT BALANCES

     Payment with respect to a Participant's Account shall be made in accordance with the following provisions:

          (a) The balances of the PSU Portion and the Interest Portion of a Participant's Account shall become payable upon the Participant's ceasing to be a member of any Board, for any reason.

          (b) Except as otherwise provided in paragraph (e) below, payment with respect to the PSU Portion and the Interest Portion of a Participant's Account shall be made in the form of a series of 10 annual installments. The first such installment payment shall be made on the last Business Day of February of the Plan Year following the year in which the Participant ceases to be a member of any Board, and the remaining installment payments shall be made on the last Business Day of February of each succeeding Plan Year.

          (c) Each installment payment to be made with respect to the Interest Portion of a Participant's Account shall be made in cash, in an amount determined by dividing (i) the balance of the Interest Portion determined as of the last day of the Plan Year preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made. The last such installment payment shall include Earnings credited to the Interest Portion for the month preceding the month in which such payment is made.

          (d) Each installment payment to be made with respect to the PSU Portion of a Participant's Account shall be made partly in common shares of the Corporation, and partly in cash. The number of shares to be included in each such installment payment shall be equal to the number of whole PSU's included in the quotient resulting from dividing (i) the total number of PSU's included in the balance of the PSU Portion of the Participant's Account as of the last day of the Plan Year preceding the year in which such payment is to be made, by (ii) the number of installment payments remaining to be made; and the amount of cash to be included in each such installment payment shall be determined by multiplying (iii) the fractional part of a PSU included in the aforementioned quotient by

     (iv) the Average Market Value (determined as provided in paragraph (b) of Section 6) of one common share of the Corporation on the Business Day immediately preceding the date on which such installment payment is to be made. The last such installment payment shall include a number of common shares of the Corporation equal to the whole number of any additional PSU's that are credited to the PSU Portion of the Participant's Account under
     Section 7(a) during the month preceding the month in which such payment is made, together with cash (in an amount determined in the same manner as described in clause (iv) of the preceding sentence) for any fractional part of a PSU that is so credited.

          (e) If a Participant should die before receiving all payments required to be made hereunder with respect to the Participant's Account, any payments remaining to be made at the date of the Participant's death shall be made to the Participant's Beneficiary as follows:

             (i) Payment with resect to the Interest Portion of the Participant's Account shall be made in the form of a single lump-sum cash payment, in an amount equal to the balance of the Interest Portion determined as of the last day of the month preceding the month in which such payment is made.

             (ii) Payment with respect to the PSU Portion of the Participant's Account shall be made in the form of (a) a number of common shares of the Corporation equal to the number of whole PSU's included in the balance of the PSU Portion as of the last day of the month preceding the month in which such payment is made, and (b) a cash payment in an amount determined by multiplying (x) the fractional part of a PSU included in such balance as of such last day, by (y) the Average Market Value (determined as provided in paragraph (b) of Section 6) of one common share of the Corporation on the Business Day immediately preceding the date on which such payment is made.

             (iii) The payments to be made hereunder to the Participant's Beneficiary shall be made as soon as practicable after the date of the Participant's death.

          (f) Notwithstanding any other provision in this Section 9 to the contrary, payment with respect to any part or all of the Participant's Account balances may be made to the Participant on any date earlier than the date on which such payment is to be made pursuant to such other provisions of this Section 9 if (i) the Participant requests such early payment and (ii) the Committee, in its sole discretion, determines that such early payment is necessary to help the Participant meet an "unforeseeable emergency" within the meaning of Section 1.457-2(h)(4) of the federal Income Tax Regulations. The amount that may be so paid may not exceed the amount necessary to meet such emergency.

          (g) There shall be deducted from the amount of any payment otherwise required to be made under the Plan all Federal, state and local taxes required by law to be withheld with respect to such payment.

10. DESIGNATION AND CHANGE OF BENEFICIARY

     Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive any amount, or any common shares of the Corporation, payable under the Plan by reason of his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of a Participant's death, there is no designation of a Beneficiary in effect for the Participant pursuant to the provisions of this Section 10, or if no Beneficiary designated by the Participant in accordance with the provisions hereof survives to receive any amount payable under the Plan by reason of the Participant's death, the Participant's estate shall be treated as the Participant's Beneficiary for purposes of the Plan.

11. PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS

     If the Committee shall find that any Participant or Beneficiary to whom any amount, or any common shares of the Corporation, is payable under the Plan is unable to care for his or her affairs because of illness, accident or legal incapacity, then, if the Committee so directs, such amount, or such common shares, may be paid to such Participant's or Beneficiary's spouse, child or other relative, an institution maintaining or having custody of such person, or any person deemed by the Committee to be a proper recipient on behalf of such Participant or Beneficiary, unless a prior claim therefor has been made by a duly appointed legal representative of the Participant or Beneficiary.

     Any payment made under this Section 11 shall be a complete discharge of the liability of the Corporation with respect to such payment.

12. RIGHTS OF PARTICIPANTS

     A Participant's rights and interests under the Plan shall be subject to the following provisions:

          (a) A Participant shall have the status of a general unsecured creditor of the Corporation with respect to his or her right to receive any payment under the Plan. The Plan shall constitute a mere promise by the Corporation to make payments in the future of the benefits provided for herein. It is intended that the arrangements reflected in this Plan be treated as unfunded for tax purposes.

          (b) The Corporation may, but shall not be required to, purchase a life insurance policy or policies, to assist it in funding any of its payment obligations under the Plan. If any policy is so purchased, it shall, at all times, remain subject to the claims of the Corporation's creditors. No Participant or Beneficiary shall have any interest in, or rights with respect to, such policy.

          (c) A Participant's rights to payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or his or her Beneficiary.

13. ADMINISTRATION

     The Plan shall be administered by a Committee composed of at least three Board members who shall be appointed by the Board of Directors from among Board members who are not Eligible Board Members. If at any time there are less than three such Board members, additional members of the Committee shall be appointed from among those Board members who have never participated in the Plan or, in the absence of any such Board members, from among any senior officers of the Corporation or any of its Affiliated Companies.

     All decisions, actions or interpretations of the Committee under the Plan shall be final, conclusive and binding upon all parties.

     No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each member of the Committee, and each employee, officer, director or trustee of the Corporation or any of its Affiliated Companies to whom any duty or power relating to the administration or interpretation of the Plan may be delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

14. AMENDMENT OR TERMINATION

     The Board of Directors may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment of the Plan shall deprive any Participant of any rights to receive payment of any amounts due him or her under the terms of the Plan as in effect prior to such amendment without his or her written consent.

     Any amendment that the Board of Directors would be permitted to make pursuant to the preceding paragraph may also be made by the Committee where appropriate to facilitate the administration of the Plan or to comply with applicable law or any applicable rules and regulations of governing authorities provided that the cost of the Plan to the Corporation is not materially increased by such amendment.

15. SUCCESSOR CORPORATION

     The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

16. GOVERNING LAW

     The provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.

U.S. TRUST                                                U.S. TRUST CORPORATION
PROXY

             PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
         UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET, NEW YORK, NEW YORK
                       TUESDAY, APRIL 26, 1994, 10:00 A.M. NEW YORK TIME

The undersigned appoints WILLIAM M. THROOP, JR. and ROBERT W. FREIMAN, or either of them, each with power of substitution, to attend the Annual Meeting of Shareholders of U.S. Trust Corporation and to vote the Common Shares the undersigned would be entitled to vote if personally present upon the nominees for Director (Peter O. Crisp, Daniel P. Davison, Antonia M. Grumbach, Frederic
C. Hamilton, Peter L. Malkin, Jeffrey S. Maurer, Richard F. Tucker, Eleanor Baum, Ruth A. Wooden), upon the other matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the 1994 Annual Meeting of Shareholders of the U.S. Trust Corporation, or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS PROXY.

                                                              (SEE REVERSE SIDE)

[X] PLEASE MARK YOUR
    VOTE WITH AN X.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1-7

     This proxy will be voted "FOR" Items if 1-2 no choice is specified.

                       FOR     WITHHELD                                                  FOR    AGAINST    ABSTAIN
1.   Election of       [ ]        [ ]                2.   Ratify selection of            [ ]       [ ]        [ ]
     Directors                                            Independent Accountants


For, except vote withheld from the following nominee(s) named on the reverse side:

- --------------------------------------------------------------------------------


                         This proxy will be voted "FOR"
                      Items 3-6 if no choice is specified.

                                                          FOR             AGAINST          ABSTAIN
3.   Assumption by the Corporation                        [ ]               [ ]              [ ]
     of certain employee benefit
     plans of the Trust Company

4.   Amendment to the 1989 Stock                          [ ]               [ ]              [ ]
     Compensation Plan

5.   Amendments to the 1988                               [ ]               [ ]              [ ]
     Long-Term Plan and Long-
     Term Plan

6.   Approval of the amended Board                        [ ]               [ ]              [ ]
     Members' Deferred Compensa-
     tion Plan

7.   On any other matters which
     properly come before the meeting

- --------------------------------------------------------------------------------
SIGNATURE(S)                                                                DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your names appear hereon. Please add your title if you are signing as Attorney, Administrator, Executor, Guardian, Trustee or in any other representative capacity.

U.S. TRUST                                                U.S. TRUST CORPORATION
ESOP VOTING INSTRUCTION

             PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
        UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET, NEW YORK, NEW YORK
                       TUESDAY, APRIL 26, 1994, 10:00 A.M. NEW YORK TIME

The undersigned, a Member of the Employees' 401 (k) Plan & ESOP of United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation allocated to my account in the ESOP Stock Fund which I am entitled to vote in accordance with the terms of the Plan upon the nominees for Director (Peter O. Crisp, Daniel P. Davison, Antonia M. Grumbach, Frederic C. Hamilton, Peter L. Malkin, Jeffrey S. Maurer, Richard F. Tucker, Eleanor Baum, Ruth A. Wooden), upon the other matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the 1994 Annual Meeting of Shareholders of the U.S. Trust Corporation, or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE).

                                                              (SEE REVERSE SIDE)

[X] PLEASE MARK YOUR
    VOTE WITH AN X.


                       FOR     WITHHELD                                                  FOR    AGAINST    ABSTAIN
1.   Election of       [ ]        [ ]                2.   Ratify selection of            [ ]       [ ]        [ ]
     Directors                                            Independent Accountants


For, except vote withheld from the following nominee(s) named on the reverse side:

- --------------------------------------------------------------------------------


                                                          FOR             AGAINST          ABSTAIN
3.   Assumption by the Corporation                        [ ]               [ ]              [ ]
     of certain employee benefit
     plans of the Trust Company

4.   Amendment to the 1989 Stock                          [ ]               [ ]              [ ]
     Compensation Plan

5.   Amendments to the 1988                               [ ]               [ ]              [ ]
     Long-Term Plan and Long-
     Term Plan

6.   Approval of the amended Board                        [ ]               [ ]              [ ]
     Members' Deferred Compensa-
     tion Plan
                                                        In the Discretion of the
                                                        Trustee or its Proxies

7.   On any other matters which
     properly come before the meeting

- --------------------------------------------------------------------------------
SIGNATURE(S)                                                                DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

U.S. TRUST                                                U.S. TRUST CORPORATION
STOCK FUND VOTING INSTRUCTION

              PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS
         UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET, NEW YORK, NEW YORK
                       TUESDAY, APRIL 26, 1994, 10:00 A.M. NEW YORK TIME

The undersigned, a Member of the Employees' 401 (k) Plan & ESOP of United States Trust Company of New York and Affiliated Companies (the "Plan"), hereby instructs United States Trust Company of New York as Trustee of the Plan to vote, either in person or by proxy, the number of Common Shares of the Corporation represented by my interest in the Stock Fund in accordance with the terms of the Plan upon the nominees for Director (Peter O. Crisp, Daniel P. Davison, Antonia M. Grumbach, Frederic C. Hamilton, Peter L. Malkin, Jeffrey S. Maurer, Richard F. Tucker, Eleanor Baum, Ruth A. Wooden), upon the other matters shown on the reverse side, which are described in the Proxy Statement, and upon all other matters which may come before the 1994 Annual Meeting of Shareholders of the U.S. Trust Corporation, or any adjournment thereof.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE).

                                                              (SEE REVERSE SIDE)

[X] PLEASE MARK YOUR
    VOTE WITH AN X.

                       FOR     WITHHELD                                                  FOR    AGAINST    ABSTAIN
1.   Election of       [ ]        [ ]                2.   Ratify selection of            [ ]       [ ]        [ ]
     Directors                                            Independent Accountants


For, except vote withheld from the following nominee(s) named on the reverse side:

- --------------------------------------------------------------------------------


                                                          FOR             AGAINST          ABSTAIN
3.   Assumption by the Corporation                        [ ]               [ ]              [ ]
     of certain employee benefit
     plans of the Trust Company

4.   Amendment to the 1989 Stock                          [ ]               [ ]              [ ]
     Compensation Plan

5.   Amendments to the 1988                               [ ]               [ ]              [ ]
     Long-Term Plan and Long-
     Term Plan

6.   Approval of the amended Board                        [ ]               [ ]              [ ]
     Members' Deferred Compensa-
     tion Plan
                                                        In the Discretion of the
                                                        Trustee or its Proxies

7.   On any other matters which
     properly come before the meeting

- --------------------------------------------------------------------------------
SIGNATURE(S)                                                                DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.